UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

KESTRA MEDICAL TECHNOLOGIES, LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Shareholders,

On behalf of the board of directors (the “Board of Directors”) of Kestra Medical Technologies, Ltd. (the “Company” or “Kestra”), we are pleased to invite you to attend the Company’s 2025 Annual General Meeting of Shareholders (the “Annual Meeting”), which will be held on Wednesday, September 3, 2025, at 11:30 a.m. Eastern Time. The Annual Meeting will be conducted virtually via live webcast. You will be able to attend the Annual Meeting, vote and submit questions virtually via live webcast by visiting www.virtualshareholdermeeting.com/KMTS2025. To be admitted to the Annual Meeting webcast, you must enter the 16-digit control number included on your proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) you received.

The accompanying proxy statement (the “Proxy Statement”) contains details of the business to be conducted at the Annual Meeting, which are:

1.

to elect two nominees identified in the accompanying Proxy Statement to serve as Class I directors until the Company’s 2028 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026;

3.	to approve the Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan; and

4.	to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Additionally, shareholders at the Annual Meeting will receive the Company’s audited financial statements (together with the auditor report of the Company’s independent registered public accounting firm) for the fiscal year ended April 30, 2025 pursuant to the Bermuda Companies Act 1981, as amended, and the Company’s Bye-laws.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by mail. Voting by proxy will ensure your representation at the Annual Meeting regardless of whether you attend. If you decide to attend the Annual Meeting online, you will be able to vote electronically or via phone using the 16-digit control number, even if you have previously submitted your proxy.

On behalf of the Board of Directors, we would like to express our appreciation for your interest and support in Kestra.

Sincerely,

/s/ Brian Webster Brian Webster President, Chief Executive Officer and Director	/s/ Jeffrey Schwartz Jeffrey Schwartz Chairman of the Board of Directors

NOTICE OF THE 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Meeting Date, Time, and Place

The 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) of Kestra Medical Technologies, Ltd. (the “Company” or “Kestra”) will be held on September 3, 2025, at 11:30 a.m. Eastern Time.

The Annual Meeting will be virtual-only. You will be able to attend the Annual Meeting, vote and submit questions virtually via live webcast by visiting www.virtualshareholdermeeting.com/KMTS2025. You can attend the Annual Meeting, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMTS2025. To be admitted to the Annual Meeting webcast, you must enter the 16-digit control number included on your proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) you received. The webcast is designed to provide shareholders the opportunity to participate virtually to facilitate shareholder attendance and to provide a consistent experience to all shareholders, regardless of location. For further information on Annual Meeting logistics, see the section titled “Commonly Asked Questions and Answers About the Annual Meeting.”

Agenda

The Annual Meeting will be held for the following purposes:

1.

to elect two nominees identified in the accompanying proxy statement (the “Proxy Statement”) to serve as Class I directors until the Company’s 2028 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026;

3.	to approve the Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan; and

4.	to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Additional Items

Additionally, in accordance with the Bermuda Companies Act 1981, as amended, and Bye-law 176 of the Company’s Bye-laws, the Company’s audited financial statements for the year ended April 30, 2025 (together with the auditor report of the Company’s independent registered accounting firm), contained within the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025 (the “Annual Report”), will be presented at the Annual Meeting. The Board of Directors has approved these statements. There is no requirement under Bermuda law that these statements be approved by shareholders and no such approval will be sought at the Annual Meeting.

Record Date

Shareholders of record as of the close of business on July 7, 2025 are entitled to notice of and to vote at the Annual Meeting.

Board Recommendations

The Board of Directors recommends that you vote:

•	FOR the election of the director nominees named in Proposal No. 1;

•	FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, as described in Proposal No. 2; and

•	FOR the approval of the Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan, as described in Proposal No. 3.

Your vote is important. Whether or not you plan to attend the Annual Meeting online, we encourage you to read the accompanying Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 (the “Annual Report”), and submit your proxy as soon as possible using one of the three voting methods described in the “Commonly Asked Questions and Answers About the Annual Meeting” section in the Proxy Statement.

By Order of the Board of Directors,

/s/ Traci S. Umberger

Traci S. Umberger

General Counsel, Chief Administrative Officer and Director

July 22, 2025

Kirkland, Washington

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 3, 2025.

The Notice of Annual Meeting, the Proxy Statement and the Annual Report are available on our website at https://investors.kestramedical.com. Additionally, you may access our proxy materials at www.proxyvote.com.

The Notice of Internet Availability of proxy materials is first being delivered to the Company’s shareholders of record on or about July 22, 2025.

The appointment of a proxy must be received not later than September 2, 2025 at 11:59 Eastern Time, or such other deadline determined for any adjourned meeting.

CAUTIONARY STATEMENTS

This proxy statement contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements; and other statements that are not historical fact, and actual results could differ materially. Risks that could cause actual results to differ are set forth in the “Risk Factors” section of, and elsewhere in, our Annual Report on Form 10-K for the fiscal year ended April 30, 2025, and our other filings with the Securities and Exchange Commission (SEC). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on management estimates, projections, and assumptions, and we undertake no obligation to update any such statements.

Certain documents and information referenced in this proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

Unless otherwise expressly stated or context requires otherwise, information in this proxy statement is as of July 22, 2025.

PROXY STATEMENT

FOR THE 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS

SEPTEMBER 3, 2025

We have sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the “Board”) of Kestra Medical Technologies, Ltd. (referred to herein as the “Company,” “Kestra,” “we,” “us,” or “our”) is soliciting your proxy to vote at our 2025 Annual General Meeting of Shareholders (the “Annual Meeting”), which will be held on Wednesday, September 3, 2025, at 11:30 a.m. Eastern Time. The Annual Meeting will be held online via live webcast at www.virtualshareholdermeeting.com/KMTS2025.

This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote. The proxy card is the means by which you authorize another person to vote your shares in accordance with your instructions.

We have elected to take advantage of the “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), which allow us to provide shareholders access to our proxy materials over the internet in lieu of mailing printed copies. The Notice of Annual Meeting, the Proxy Statement and the Annual Report are available on our website at https://investors.kestramedical.com. Additionally, you may access our proxy materials at www.proxyvote.com.

We will begin mailing the Notice of Internet Availability to our shareholders of record as of July 7, 2025 (the “Record Date”) for the first time on or about July 22, 2025. The Notice of Internet Availability contains instructions regarding how you can elect to receive these proxy materials in printed form by mail or electronically by email. This election to receive proxy materials by mail or email will remain in effect until you terminate it.

The Notice of Internet Availability will contain instructions on how to access and review the proxy materials and will also contain instructions on how to request a printed copy of the proxy materials. In addition, we have provided brokers, dealers, banks, voting trustees, and their nominees, at our expense, with additional copies of our proxy materials and the Annual Report so that our shareholders of record can supply these materials to the beneficial owners of shares of our common shares as of the Record Date.

COMMONLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

We have made the Proxy Statement and the proxy card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may complete, sign, and return the proxy card, or follow the instructions below to submit your proxy over the telephone or on the internet.

The Notice of Annual Meeting, Proxy Statement and the accompanying proxy card will be first made available for access on or about July 22, 2025, to all shareholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Shareholders of record who own our common shares as of the close of business on July 7, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 51,348,656 shares of common shares issued and outstanding and entitled to vote.

Shareholder of Record

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common shares, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote at the Annual Meeting by attending the Annual Meeting online or you may vote by proxy. Whether or not you plan to attend the Annual Meeting online, we encourage you to fill out and return the proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, custodian, or other similar organization acting as nominee (each, a “broker”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.

What is the quorum requirement?

A quorum is necessary to conduct business at the Annual Meeting. A quorum will be present if two or more holders are present in attendance or represented by proxy at the Annual Meeting and represent in excess of 50% of the total issued common shares of the Company that are entitled to vote at the Annual Meeting. You are part of the quorum if you have timely returned a properly executed proxy card. Abstentions and broker non-votes also are counted in determining whether a quorum is present. (See below regarding broker non-votes.)

What am I being asked to vote on?

You will be voting on:

1.	the election of Conor Hanley and Elizabeth Kwo to serve as Class I directors until the Company’s 2028 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026;

3.	the approval of the Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan; and

4.	any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend I vote on these matters?

The Board recommends you vote:

1.	FOR the election of Conor Hanley and Elizabeth Kwo as Class I directors;

2.	FOR the ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered accounting firm for the fiscal year ending April 30, 2026; and

3.	FOR the approval of the Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan.

What is the vote required for each matter?

The table below sets forth the vote required for each proposal to be passed. A “majority of votes cast” means that the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” that proposal, without regard to abstentions and broker non-votes.

Voting Item	Board Recommendation	Vote required	Effect of abstention	Effect of broker non-votes
1. Election of director nominees	FOR each nominee	Majority of votes cast	None	None

2. Ratification of the appointment of independent registered accounting firm	FOR	Majority of votes cast	None	Not applicable*

3. Approval of Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan	FOR	Majority of votes cast	None	None

*

Under Nasdaq rules, Proposal 2 is the only matter considered “routine” and on which your broker can vote your shares without receiving instructions from you. Therefore, no broker non-votes are expected in connection with this proposal.

How do I vote?

The procedures for voting are as follows:

Shareholder of Record

If you are a shareholder of record, you may vote at the Annual Meeting online by logging in at www.virtualshareholdermeeting.com/KMTS2025 and entering the 16-digit control number listed on your proxy card. Alternatively, you may vote by proxy before the Annual Meeting in the following ways:

•	via the internet at www.proxyvote.com;

•	by telephone by calling 1-800-690-6903; or

•	by signing and returning the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Whether or not you plan to attend the Annual Meeting online, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.

Beneficial Owner

If you are a beneficial owner, you should have received a voting instruction card and voting instructions with these proxy materials from your broker. To ensure your vote is counted, you must complete and mail the voting instruction card as directed. To vote at the Annual Meeting online, you must obtain a valid proxy from your broker. Follow the instructions from your broker included with these proxy materials, or contact your broker to request a proxy form.

Who counts the votes?

A delegate of Broadridge Financial Services, Inc. will serve as the inspector of election (the “Inspector of Election”) and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker of the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker or other shareholder of record indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares in “street name,” please be sure to instruct your broker how to vote to ensure that your vote is counted on each of the proposals.

Which proposals are considered “routine” or “non-routine?”

Proposal 2, the ratification of the appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm for the fiscal year ending April 30, 2026, is considered routine under applicable rules. A broker may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2.

Proposal 1, the election of directors, and Proposal 3, the approval of the Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan, are considered non-routine under applicable rules. A broker cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on each of Proposal 1 and Proposal 3. If you hold your shares in “street name” and do not give voting instructions to your broker, your shares will not be voted for Proposal 1 or Proposal 3.

How many votes do I have?

On each proposal, you have one vote for each common share you own as of the Record Date.

What if I return a proxy card but do not make specific choices?

If we receive a signed and dated proxy card that does not specify how your shares are to be voted, your shares will be voted as follows:

•	“For” the election of two nominees for director;

•	“For” the ratification of the appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm for the fiscal year ending April 30, 2026; and

•	“For” the approval of the Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

What is a proxy?

By appointing a proxy, you authorize a specified person or persons (known as your proxy or proxies) to vote your shares on your behalf at the Annual Meeting in the way that you instruct on the proxy card. A proxy may exercise all of your rights to attend, speak and vote at the Annual Meeting. A proxy need not be a shareholder of the Company. By use of a proxy, you can have your shares voted, whether or not you attend the meeting. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted in accordance with the shareholder’s specific voting instructions. If we have received your executed proxy card and you have not given specific voting instructions, your shares will be voted as recommended by our Board and in the discretion of your proxy upon such other matters as may properly come before the Annual Meeting.

Shareholders are strongly encouraged to appoint Brian Webster, our President and Chief Executive Officer, and Traci S. Umberger, our General Counsel and Chief Administrative Officer, as your proxy. If you execute and return your proxy card without appointing a different proxy, Mr. Webster and Ms. Umberger will be deemed to be your proxy. This ensures that your vote will be counted if you are not able to attend the Annual Meeting.

The appointment of a proxy must be received not later than September 2, 2025 at 11:59 Eastern Time, or such other deadline determined for any adjourned meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

How can I obtain additional copies of the Annual Report or Notice of Annual Meeting and Proxy Statement?

If you would like a printed or email copy of Kestra’s Annual Report or Notice of Annual Meeting and Proxy Statement at no charge, please follow the instructions in the Notice of Internet Availability or contact the General Counsel by mail at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033 or by email at corporatesecretary@kestramedical.com. We will promptly deliver to you the materials that you request.

In addition, shareholders may request to receive a free printed or email copy of the proxy materials from Broadridge by internet at proxyvote.com, by email to sendmaterial@proxyvote.com, or by telephone at +1-800-579-1639. Please have your Control Number available and, if you are sending an email, please include your Control Number in the subject line. All requests for additional materials in advance of the Annual Meeting should be made prior to August 20, 2025 to ensure timely delivery in advance of the Annual Meeting.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards.

Only one mailing with a copy of the Notice of Annual Meeting (or a hardcopy of our Annual Report and Notice of Annual Meeting and Proxy Statement, if requested) is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of those shareholders. See “Additional Information—Householding of Proxy Materials” for more information.

Can I change my vote after submitting my proxy?

Yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a shareholder of record, you may revoke your proxy by:

•	submitting another properly completed proxy with a later date;

•	sending a written notice that you are revoking your proxy to our General Counsel at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033; or

•	attending the Annual Meeting online and voting during the Annual Meeting. Simply attending the Annual Meeting online will not, by itself, revoke your proxy.

If your shares are held by your broker, you should follow the instructions provided by them.

How do I attend the virtual Annual Meeting?

The live webcast of the Annual Meeting will begin promptly at 11:30 a.m. Eastern Time on September 3, 2025. Online access to the live webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our shareholders to log in and test their devices’ audio system. We encourage you to access the meeting in advance of the designated start time.

To attend the Annual Meeting, you will need to log in at www.virtualshareholdermeeting.com/KMTS2025 by using the 16-digit control number listed on your proxy card.

Is technical assistance provided before and during the virtual Annual Meeting?

Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Implications of being an “emerging growth company.”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of: (a) the last day of the fiscal year following the fifth anniversary of the consummation of our initial public offering, (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our common shares that is held by non-affiliates exceeds $700 million as of the last business day of the second fiscal quarter of such year, or (d) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of ten members who are divided into three classes, designated as Class I, Class II, and Class III. Each class has a staggered, three-year term. Class I directors’ terms expire at the Annual Meeting, Class II directors’ terms expire at the 2026 annual meeting of shareholders, and Class III directors’ terms expire at the 2027 annual meeting of shareholders. At each annual meeting of shareholders until our 2031 annual meeting of shareholders (the “2031 Annual Meeting”), directors whose terms are expiring will be succeeded by newly-elected directors, who will serve from the time of their election and qualification until the third subsequent annual meeting of shareholders. From and after the 2031 Annual Meeting, the Board will be declassified and our directors will be elected to hold office for a one-year term expiring at the next annual meeting of shareholders. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors, and such persons shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors are elected and qualified.

The following table sets forth information with respect to our directors and director nominees as of July 7, 2025:

Name	Class	Age	Position	Director Since Fiscal Year	Current Term Expires Fiscal Year	Expiration of Term For Which Nominated
Toby AuWerter	I	38	Director	2022	2025
Maxwell Bikoff	I	39	Director	2025	2025
Christopher Gordon	I	52	Director	2021	2025
Conor Hanley	I	56	Director	2025	2025	2028
Elizabeth Kwo, Ph.D.	I	44	Director Nominee	—	—	2028
Brian Webster	III	61	President, CEO & Director(1)	2021	2027
Traci S. Umberger	II	62	GC, CAO & Director(2)	2021	2026
Jeffrey Schwartz	III	46	Director, Chairman	2023	2027
Raymond W. Cohen	II	66	Director	2024	2026
Mary Kay Ladone	III	59	Director	2025	2027
Kevin Reilly	II	35	Director	2024	2026

(1)	“CEO”: Chief Executive Officer
(2)	“GC”: General Counsel, “CAO”: Chief Administrative Officer

Upon the recommendation of our nominating and corporate governance committee, the Board has nominated for re-election Conor Hanley and nominated Dr. Elizabeth Kwo to serve as Class I directors until the 2028 annual meeting of shareholders or until their successors are duly elected and qualified. Mr. Hanley and Dr. Kwo have agreed to serve if elected, and there is no reason to believe that Mr. Hanley or Dr. Kwo will be unable to serve.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Mr. Hanley and Dr. Kwo. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

It was mutually agreed that Toby AuWerter, Maxwell Bikoff and Christopher Gordon will not stand for re-election upon the expiration of their terms at the Annual Meeting. We extend our sincere gratitude to Messrs. AuWerter, Bikoff and Gordon for their outstanding contributions to the Board and we wish them continued success in their future endeavors.

Effective upon the expiration of the terms of Messrs. AuWerter, Bikoff and Gordon at the Annual Meeting, we expect that the Board will vote to reduce the size of the Board to eliminate any vacancies.

Nominees for Election to the Board in 2025

The following information describes the offices held, other business directorships and the term of service of each director nominee, as well as the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and the Board to determine that the director nominee should serve as a director. Beneficial ownership of equity securities for these director nominees is shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Class I Director Nominees to Serve for a Three-Year Term Expiring at the 2028 Annual Meeting.

Conor Hanley has served as a member of our Board since 2025 and is also anticipated to be a member of our audit committee following the Annual Meeting. Mr. Hanley currently serves as the Chief Executive Officer of Foundry Innovation & Research 1, Ltd. (“FIRE1”). Mr. Hanley brings nearly a decade of distinguished experience in the medical technology industry, with a proven track record of leadership and innovation. Since 2016, he has been an integral member of FIRE1’s executive team, where he has played a critical role in advancing the company’s mission to revolutionize heart failure management. Mr. Hanley previously worked with ResMed Inc. (“ResMed”) where he held senior management positions including leading up Chronic Disease management solutions globally, the global Cardiology business unit and the Ventures and Initiatives global business unit for corporate investments and accelerating new business. Prior to ResMed, Conor was Chief Executive Officer and Co-Founder of BiancaMed, Inc., which was acquired by ResMed in 2011. Over 7 years, he led a team that grew the company through three rounds of venture funding from top-tier international venture funds, launching products in Japan and USA (selling major retailers, including the Apple store) and building the supply chain with mass production in China. Mr. Hanley was awarded a PhD in Chemical Engineering from the University of Pennsylvania, an MBA from INSEAD and a BEng from University College Dublin. Mr. Hanley completed the Leadership4Growth program at Stanford University and is qualified Chartered director from the Institute of Directors, UK. We believe that Mr. Hanley is qualified to serve on our Board due to his industry expertise, strategic vision, and commitment to patient-centered innovation.

Elizabeth Kwo is a director nominee that will join our Board and will also be a member of our nominating and corporate governance committee if elected at the Annual Meeting. Dr. Kwo currently serves as the Chief Commercial Officer of Everly Health, Inc. Dr. Kwo has over 15 years of experience as a physician, healthcare executive, entrepreneur and board leader, with a proven track record of scaling digital health platforms and implementing data-driven innovations to improve patient outcomes and reduce costs. Dr. Kwo served as Deputy Chief Clinical Officer at Elevance Health, Inc. from 2020 to 2022. Prior to Elevance Health, Inc., Dr. Kwo was the Chief Executive Officer and Co-Founder of InfiniteMD, LLC, which was acquired by ConsumerMedical, an Alight Solutions LLC company, in 2020. Dr. Kwo is Board Certified in Preventive Care and Occupational Medicine and remains active as a practicing physician at Cambridge Health Alliance, of Harvard Medical School. Dr. Kwo received her M.P.H. from Harvard TH Chan School of Public Health, her M.D. from Harvard Medical School and her M.B.A. from Harvard Business School. She received her undergraduate degree, a Bachelor of Arts in human biology, from Stanford University. We believe that Dr. Kwo is qualified to serve on our Board due to her experience as a co-founder and her medical and scientific background and training.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

Continuing Directors

The following information describes the offices held, other business directorships, the class and term of each director whose term continues beyond the Annual Meeting and who is not subject to election this year, as well as the experiences, qualifications, attributes or skills that caused the Board to determine that the director should serve as a director. Beneficial ownership of equity securities for these directors is also shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Class II Directors (terms expiring at the 2026 Annual Meeting)

Raymond W. Cohen has been a member of our Board since 2025 and is also a member of our audit committee and the chair of our compensation committee. Additionally, Mr. Cohen was a member of the board of directors of our subsidiary, Kestra Medical Technologies, Inc., from 2024 to 2025. Prior to joining Kestra as a director, from 2013 to late 2024, Mr. Cohen served as the Chief Executive Officer and a member of the board of directors of Axonics, Inc. (Nasdaq: AXNX), a medical device company with implantable technologies to treat bladder and bowel disorders, which was sold to Boston Scientific Corporation (NYSE: BSX) in November 2024. From 2023 to 2025, Mr. Cohen served as the chairman of the board of directors of SoniVie Ltd until it was acquired by Boston Scientific Corporation in March 2025. Mr. Cohen currently serves as chairman of the boards of directors of the privately held companies Nalu Medical Inc. and Archimedes Vascular, vice chairman of the board of directors of the privately held company Tulavi Medical, and a member of the board of directors of the private equity sponsor-backed company Spectrum Vascular. Previously, Mr. Cohen served as chairman of the board of directors of BioLife Solutions Inc. (Nasdaq: BLFS) and as a director of Spectrum Pharmaceuticals Inc. (Nasdaq: SPPI). Mr. Cohen received his B.S. in Business Management from Binghamton University. We believe Mr. Cohen is qualified to serve on our Board of Directors based on his management experience.

Kevin Reilly has been a member of our Board since 2025 and is also a member of our compensation committee. Additionally, Mr. Reilly was a member of the board of directors of our subsidiary, Kestra Medical Technologies, Inc., from 2024 to 2025. Mr. Reilly brings extensive expertise in healthcare investment and management to our Board. Mr. Reilly joined Ally Bridge Group in 2021 and since 2021, has been a managing director and head of medtech for the private equity strategy focused on transactions across healthcare subsectors. Before joining Ally Bridge Group, from 2014 to 2021, Mr. Reilly was a principal at CRG, a healthcare investment management firm providing growth capital to companies through the form of long-term debt and equity. Mr. Reilly began his career in the Healthcare Investment Banking Group at Stifel. Mr. Reilly holds a B.S. in Finance and Information Systems from the University of Maryland. We believe Mr. Reilly is qualified to serve on our Board of Directors based on his experience investing in healthcare companies and prior experience as a director of a number of healthcare companies.

Traci S. Umberger is our Co-Founder, General Counsel and Chief Administrative Officer and is a member of our Board. Ms. Umberger has served in these roles at Kestra Medical Technologies, Ltd. since 2021 and at Kestra Medical Technologies, Inc. since 2016. Ms. Umberger has over 34 years of life sciences representation, including 10 years as General Counsel and Chief Administrative Officer at Physio-Control, Inc. Ms. Umberger is a co-founder of our company and has been building the company since 2014, when the predecessor company Physio-Control Development Corporation became fully independent from Physio Control Inc. following its acquisition by Bain Capital, LLC in 2012. Ms. Umberger currently has responsibility for the company’s Legal, Compliance, and Human Resources functions. Previously, Ms. Umberger practiced in the areas of commercial and healthcare litigation, representing physicians and hospitals. Ms. Umberger received her Bachelor of Arts in Psychology/English from the University of British Columbia and her J.D. from the University of British Columbia. We believe Ms. Umberger is qualified to serve on our Board based on her extensive legal career to date and knowledge of our company through her role as our General Counsel and Chief Administrative Officer.

Class III Directors (terms expiring at the 2027Annual Meeting)

Mary Kay Ladone has been a member of our Board since 2025 and is also the chair of our audit committee and a member of our nominating and corporate governance committee. Additionally, Ms. Ladone was a member of the board of directors of our subsidiary, Kestra Medical Technologies, Inc., from 2022 to 2025. Ms. Ladone is an accomplished executive with over 35 years of experience serving large global healthcare companies. Ms. Ladone served as senior vice president of corporate development, strategy and investor relations at Hill-Rom Holdings, Inc. from 2018 to 2022, and vice president of investor relations at Hillrom from 2016 to 2018. Prior to Hillrom, Ms. Ladone served as senior vice president and corporate officer, investor relations of Baxalta, Inc., a global biopharmaceutical company, from 2015 to 2016. Ms. Ladone began her career in finance at Baxter International, Inc., and from 1988 to 2015 served in several progressive financial, operational and communication roles at Baxter International, Inc.. Ms. Ladone currently serves on the board of directors of Novanta Inc., Bioventus LLC and Inogen, Inc. Ms. Ladone received her B.B.A. degree in Finance and Business Economics, cum laude, from the University of Notre Dame. We believe Ms. Ladone is qualified to serve on our Board based on her extensive experience working with large global healthcare companies.

Brian Webster is our Founder, President and Chief Executive Officer and is a member of our Board. Mr. Webster has served in these roles at Kestra Medical Technologies, Ltd. since 2021 and at Kestra Medical Technologies, Inc. since 2016. Mr. Webster has over 32 years in the medical device industry, including 10 years as President and Chief Executive Officer of Physio-Control, Inc. Mr. Webster is a founder of our company and has been building the company as Chief Executive Officer since 2014, when the predecessor company Physio-Control Development Corporation became fully independent from Physio Control Inc., following its acquisition by Bain Capital, LLC in 2012. Mr. Webster previously held executive positions including vice president roles in operations, sales, and marketing at Physio-Control. Mr. Webster brings broad knowledge of emergency medicine, the cardiac field, and the external defibrillation industry. Mr. Webster received his Bachelor of Arts in Business from the University of Puget Sound and his M.B.A. from Seattle University. We believe Mr. Webster is qualified to serve on our Board due to his more than 32 years of leadership experience in the medical device industry, including his pivotal role as founder and Chief Executive Officer in building Kestra Medical Technologies, Ltd.

Jeffrey Schwartz is a member of our Board and has served in such role since 2023. He is also the chairman of our Board, a member of our compensation committee and the chair of our nominating and corporate governance committee. Mr. Schwartz joined Bain Capital in 2004 and is the Chief Operating Officer of Bain Capital’s Global Private Equity business. Prior to his current role, Mr. Schwartz co-founded and was a partner of its Life Sciences team from 2016 to2024. Prior to that, Mr. Schwartz was a member of Bain Capital’s Private Equity team from 2004 to 2016, where he focused on healthcare investments. Mr. Schwartz previously served as an equity research analyst at Lehman Brothers, where he was focused on the aerospace and defense industries working in both New York and London. Mr. Schwartz has over 20 years of investing experience. Mr. Schwartz currently serves on the board of directors of Rapid Micro Biosystems, Inc. (Nasdaq: RPID). Mr. Schwartz previously served on the board of directors of BCLS Acquisition Corp. (a special purpose acquisition company) and SpringWorks Therapeutics, Inc. (Nasdaq: SWTX). Mr. Schwartz graduated from Yale University where he majored in economics and received his M.B.A. from The Wharton School at the University of Pennsylvania, where he was a Palmer Scholar. We believe Mr. Schwartz is qualified to serve on our Board based on his experience in advising and supporting the growth and development of companies in the healthcare industry.

CORPORATE GOVERNANCE

Code of Conduct

We have adopted a Code of Conduct (the “Code of Conduct”) that applies to all our officers, directors and employees, including our executive and senior financial officers. The Code of Conduct contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. In addition, we intend to promptly disclose the nature of any substantive amendment to our Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and the nature of any waiver, including an implicit waiver, from a provision of our Code of Conduct that is granted to one of these specified officers, the name of such person who is granted the waiver and the date of the waiver on our website or in filings under the Exchange Act in the future. A copy of our Code of Conduct is available on our website at https://investors.kestramedical.com/corporate-governance/document-charters. Reference to our website does not constitute incorporation by reference of the information contained at or available through our website into this Proxy Statement.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines as a general framework to assist the Board in carrying out its responsibility for the business and affairs of our Company. The Corporate Governance Guidelines are also intended to align the interests of directors with those of our shareholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to, among other things, the role of the Board, the composition of the Board, the structure and operations of the Board, the duties and responsibilities of directors and succession planning. A copy of our Corporate Governance Guidelines is available on our website at https://investors.kestramedical.com/corporate-governance/document-charters.

Independence of the Board

For a director to be independent, our Board must affirmatively determine that such director does not have any direct or indirect material relationship with our Company. In making these determinations, our Board reviews and discusses information provided by the directors and us with regards to each director’s business and personal activities and current and prior relationships, including personal relationships, as they may relate to us and our management. Our Board also consults with our Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, our Board has determined that all of our directors, other than Mr. Webster and Ms. Umberger, qualify as “independent” directors in accordance with the Nasdaq listing standards. Mr. Webster is not considered independent due to his position as our President and Chief Executive Officer. Ms. Umberger is not considered independent due to her role as our General Counsel and Chief Administrative Officer. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationship exists, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no current family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Each of the audit committee, compensation committee, and nominating and corporate governance committee of our Board is comprised entirely of directors determined by the Board to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.

Leadership Structure of the Board

Our business and affairs are managed under the direction of our Board. Our Board is currently led by Mr. Schwartz, who serves as the chairman of our Board. In that role, Mr. Schwartz presides over all meetings of our Board, including any executive sessions of the independent directors of our Board, approves Board meeting schedules and agendas, and acts as the liaison between the independent directors of our Board and our Chief Executive Officer.

Pursuant to our corporate governance guidelines, our Board conducts annual assessments of its leadership structure to determine whether it is the most appropriate for our Company, taking into account the recommendations of the nominating and corporate governance committee. Our Board has concluded that our leadership structure is appropriate at this time because it facilitates effective oversight and further strengthens the Board’s independent leadership and commitment to sound governance. This also allows our Chief Executive Officer to focus on the day-to-day business of Kestra, while allowing the chair of the Board to lead our Board in its oversight of management. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Management is responsible for the day-to-day management of risks our Company faces. Our full Board has ultimate oversight responsibility for the risk management process, and, through its committees, oversees risk in certain specified areas. In particular, our audit committee oversees management of enterprise risks as well as financial risks and is responsible for overseeing the review and approval of related party transactions. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements and the incentives created by the compensation awards it administers. Our nominating and corporate governance committee oversees risks associated with corporate governance, business conduct and ethics. Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant committee or our full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Board Committees

Our Board has the following standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of our committees operates pursuant to a written charter, evaluates its performance annually and reviews its charter annually. Our Board may establish other committees to facilitate the management of our business.

Audit Committee

Our audit committee is responsible for a broad range of key functions and risk oversight activities. These include appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm, as well as discussing the firm’s independence from the company. The committee also reviews with the accounting firm all matters required by applicable auditing standards and approves all audit and permissible non-audit services to be performed by the firm. In addition, the audit committee oversees the financial reporting process, engaging in discussions with both management and the independent registered public accounting firm regarding the interim and annual financial statements filed with the SEC. The committee is also charged with reviewing and monitoring our internal controls, disclosure controls and procedures, and ensuring compliance with legal and regulatory requirements. Furthermore, it establishes procedures for the confidential and anonymous submission of concerns related to questionable accounting, internal controls, auditing, and federal securities law matters, and is responsible for reviewing and approving related person transactions. The current members of our audit committee are Mary Kay Ladone, Raymond W. Cohen, and Maxwell Bikoff. The chair of the audit committee is Ms. Ladone. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of Nasdaq and the SEC. Our Board has determined that Ms. Ladone is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that Ms. Ladone, Mr. Cohen, and Mr. Bikoff are “independent” for audit committee purposes as that term is defined in the applicable rules and regulations of Nasdaq and the SEC.

Following the election of the new directors at the Annual Meeting, we expect the audit committee to consist of Ms. Ladone, Mr. Cohen and Mr. Hanley, with Ms. Ladone continuing to serve as chair. Our Board has determined that Mr. Hanley is “independent” for audit committee purposes as that term is defined in the applicable rules and regulations of Nasdaq and the SEC.

The audit committee operates under a written charter that satisfies the applicable standards of Nasdaq and the SEC. A copy of the audit committee charter is available to security holders on the Company’s website at https://investors.kestramedical.com/corporate-governance/document-charters.

Compensation Committee

Our compensation committee is responsible for reviewing officer and executive compensation goals, policies, plans, and programs, as well as reviewing and approving or recommending to the Board or the independent directors, as applicable, the compensation of directors, the Chief Executive Officer, and other executive officers. In addition, the compensation committee reviews and approves employment agreements and other similar arrangements between the company and its officers and other key executives, and is tasked with appointing and overseeing any compensation consultants. The current members of our compensation committee are Raymond W. Cohen, Jeffrey Schwartz, and Kevin Reilly. The chair of the compensation committee is Mr. Cohen. Our Board has determined that each of the members of our compensation committee is independent under the applicable rules and regulations of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Following the Annual Meeting, we do not expect any changes to the members or chair of the compensation committee.

The compensation committee operates under a written charter that satisfies the applicable standards of Nasdaq and the SEC. A copy of the compensation committee charter is available to security holders on the Company’s website at https://investors.kestramedical.com/corporate-governance/document-charters.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for identifying individuals qualified to become members of the Board in accordance with criteria approved by the Board, overseeing the organization of the Board to ensure that it is able to discharge its duties and responsibilities properly and efficiently, and developing and recommending to the Board a set of corporate governance guidelines and principles.

Our nominating and corporate governance committee, in recommending director candidates to our Board, seeks to maintain a Board that has a balance of skills, knowledge, experience, independence and diversity of professional and other backgrounds that enable the Board to effectively discharge its duties and contribute to the

Company’s overall corporate goals. Our nominating and corporate governance committee evaluates candidates in accordance with a holistic range of criteria set forth in the committee’s charter, including that candidates should: be persons of good reputation and character who conduct themselves in accordance with high personal and professional ethical standards, maintain an active professional life that keeps them closely attuned to the Company’s markets, have the educational background, qualifications and skills relevant for the effective management and oversight of the Company’s management, and have the time and willingness to carry out their duties and responsibilities. Director candidates must also satisfy all applicable director independence requirements under the standards of Nasdaq and applicable securities laws, and also comply with the Company’s corporate governance policy, including policies relating to overboarding and conflicts of interest. Although the committee does not have specific diversity targets or policies, the committee recognizes the importance of having a Board that represents a wide range of perspectives, and actively seeks a diverse slate of candidates reflecting varied gender, ethnic, tenure, skill, and professional backgrounds. Additionally, although the Company has neither mandatory term limits nor a fixed retirement age, the committee evaluates individual and average Board tenure to promote an appropriate balance between continuity and fresh insight.

Following the Annual Meeting, we expect the nominating and corporate governance committee to consist of Mr. Schwartz, Ms. Ladone and Dr. Kwo, with Mr. Schwartz continuing to serve as chair. Our Board has determined that Dr. Kwo is independent under the Nasdaq listing standards.

The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of Nasdaq and the SEC. A copy of the nominating and corporate governance committee charter is available to security holders on the Company’s website at https://investors.kestramedical.com/corporate-governance/document-charters.

The nominating and corporate governance committee will also consider director candidates recommended by shareholders. See the section titled “Additional Information” for a detailed discussion of the relevant procedures and deadlines for shareholder director candidate nominations.

Director Nomination Process

Our nominating and corporate governance committee recommends, and our Board nominates, candidates to stand for election as directors. Our nominating and corporate governance committee has the authority to engage search firms for the purpose of identifying highly qualified director candidates, for which such firms may be paid a fee. Shareholders may also nominate persons to be elected as directors in accordance with our Bye-laws and applicable law.

Meetings of the Board, Board and Committee Member Attendance, and Annual Meeting Attendance

Our Board met two times during the fiscal year ended April 30, 2025. Each of our Board members attended at least 75% of the meetings of the Board, to the extent appointed as a Board member at the relevant time of each meeting in the fiscal year ended April 30, 2025. While we encourage all of our directors and nominees for director to attend our annual meeting of shareholders, attendance is not mandatory.

Our Board has three standing committees: the audit committee, the compensation committee, and the nominating and corporate governance committee. As each committee was established in connection with the completion of our initial public offering on March 7, 2025, the committees did not hold any meetings in the fiscal year ended April 30, 2025.

Shareholder Communications with the Board

Should shareholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of our General Counsel of the Company at 3933 Lake Washington Blvd NE, Sute 200, Kirkland, Washington 98003 or by email at corporatesecretary@kestramedical.com, who will forward the communication to our Board.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended April 30, 2025, our compensation committee consisted of Raymond W. Cohen, Jeffrey Schwartz, and Kevin Reilly. None of the members of our compensation committee during the fiscal year ended April 30, 2025 nor any of the current members of our compensation committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our Board or compensation committee.

Clawback Policy

We have adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) in compliance with Nasdaq listing standards and Section 10D of the Exchange Act effective as of the date of our initial public offering. The Clawback Policy applies to current and former Section 16 officers and requires us, subject to limited exemptions provided by the Nasdaq rules, to recoup incentive-based compensation (as that term is defined in Section 10D of the Exchange Act) erroneously received after the date of our initial public offering and within the three fiscal years preceding the date an accounting restatement is determined to be required. A copy of our Clawback Policy is filed with our Annual Report.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”), which governs transactions in our securities and the handling of confidential information about our Company and the companies with which we do business by our directors, officers and employees. Our Insider Trading Policy is designed to promote compliance with federal, state and foreign securities and insider trading laws, rules and regulations. Our Insider Trading Policy also prohibits covered individuals from engaging in short-term trading of our securities; making short sales of our securities; engaging in transactions in put options, call options or other derivative securities in relation to our securities on an exchange or in any other organized market; engaging in hedging or similar monetization transactions designed to have the effect of hedging or offsetting a decrease in the market value of our securities; holding our securities in margin accounts or otherwise pledging our securities as collateral; and placing standing or limit orders on our securities. A copy of our Insider Trading Policy is filed with our Annual Report.

Equity Award Timing Policies and Practices

In connection with our initial public offering, we awarded options to employees, including our NEOs, as described in the “Executive Compensation—“Narrative to Summary Compensation Table and Outstanding Equity Award and Fiscal Year-End – Equity Incentive Compensation” section below. If additional long-term incentive compensation in the form of option awards is determined to be appropriate, our Board, Compensation Committee, or applicable designee intends to approve such annual grants of options for continuing employees in the first fiscal quarter commensurate with the prescheduled Board and committee meetings.

The grant dates of the options awarded in connection with our initial public offering was selected so as not to be within a short period of time, as described in the SEC’s Staff Accounting Bulletin 120 (“SAB 120”), prior to the release of material nonpublic information (“MNPI”) such as on Forms 8-K, 10-Q, or 10-K. Future grants of options may occur at other times during the year due to business needs, such as for newly hired employees or officers or newly appointed directors. The Board, Compensation Committee, or applicable designee does not anticipate the timing of disclosure of MNPI when determining the timing and terms of such awards, and we do not time the release of MNPI for the purpose of affecting the value of executive compensation. Generally, exercise prices are based on the closing price of the underlying common shares on the date immediately prior to the grant date, subject to the applicable rules for NSOs and ISOs under the Kestra Medical Technologies, Ltd. 2025 Omnibus Incentive Plan (the “2025 Plan”). Options granted in connection with our initial public offering generally vest over two years, with 50% vesting on first anniversary of the grant date and the remaining 50% vesting monthly in ratable installments thereafter, with some exceptions for the options granted to our NEOs as described in the ““Narrative to Summary Compensation Table and Outstanding Equity Award and Fiscal Year-End – Equity Incentive Compensation” section below. The vesting schedules of these options were not timed to anticipate the release of MNPI.

There were no grants of options to our NEOs within four business days before or one business day after the release of MNPI on Forms 8-K, 10-Q, or 10-K in the fiscal year ended April 30, 2025. As such, no table of such option grants is presented under Item 402(x) of Regulation S-K.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Neither our Board nor our compensation committee takes material non-public information into account when determining the timing of equity awards, and we do not time the release of material nonpublic information based on equity award grant dates. There were no grants of stock options, stock appreciation rights or similar option-like instruments to our NEOs within four business days before or one business day after the release of material non-public information on Forms 8-K, 10-Q, or 10-K in the fiscal year ended April 30, 2025.

TRANSACTIONS WITH RELATED PARTIES

In addition to the equity and other compensation and employment arrangements discussed in the sections titled “Director Compensation” and “Executive Compensation,” we describe below transactions and series of similar transactions, since May 1, 2024, to which we were a party or will be a party, in which:

•	the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and

•	any of our directors, executive officers, or holders of more than 5% of our common shares, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

IPO Organizational Transactions

Pursuant to the organizational transactions completed in connection with our initial public offering and as further described in our Annual Report, West Affum Holdings, L.P. delivered our common shares to its existing holders of Class A common units and incentive units in West Affum Holdings, L.P. in exchange for such holders’ units.

Registration Rights Agreement

In connection with our initial public offering, we assumed from West Affum Holdings, L.P. all its rights and obligations under a registration rights agreement (the “Registration Rights Agreement”) with certain of our shareholders, including Bain Charger Holdings, L.P. The Registration Rights Agreement provides such shareholders certain rights with respect to the registration of our common shares under the Securities Act.

Certain Relationships

Affiliates of Bain Capital have ownership interests in a broad range of companies. From time to time, we collaborate with Bain Capital and/or its affiliates to source and outsource certain goods and services and enter into other commercial transactions in the ordinary course of our business. We believe that all such arrangements have been entered into in the ordinary course of business and have been negotiated on commercially reasonable terms.

Director and Executive Officer Compensation

See sections “Executive Compensation” and “Director Compensation” for information regarding compensation of our directors and executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation—Narrative to 2025 Summary Compensation Table and Outstanding Equity Awards at 2025 Fiscal Year End—Employment Agreements.”

Indemnification Agreements

Section 98 of the Bermuda Companies Act 1981, as amended (the “Companies Act”) provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the

Supreme Court of Bermuda pursuant to Section 281 of the Companies Act. We provide indemnification protection to our directors and officers to the fullest extent permitted by applicable law pursuant to provisions contained in our Bye-laws and through indemnification agreements with each individual.

Related Party Transactions Policy

We have adopted a written related party transactions policy, under which our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common shares and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common shares or any member of the immediate family of any of the foregoing persons in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

DIRECTOR COMPENSATION

For fiscal year 2025, prior to our initial public offering, other than described below, none of the Company’s non-employee directors (which included Mr. Gordon, Mr. Schwartz, Ms. Mishan and Mr. Chilazi) received compensation for their service as directors. Additionally, the Company’s directors who were executives of the Company (which included Mr. Webster and Ms. Umberger) were not eligible to receive additional compensation for their services as directors prior to our initial public offering.

Director Compensation Prior to our IPO

Ms. Mishan was a member of the Board up until the time of our initial public offering. In November 2024, Ms. Mishan entered into an individual director compensation agreement under which she was entitled to receive (i) a $40,000 annual cash retainer for her service as a member of the Board, and (ii) an initial grant of 10,224.95 incentive units (in the form of Class A Common Units of West Affum Holdings, L.P.) intended to qualify as “profits interests” for federal income tax purposes. This award was eligible to vest in three equal installments on the three anniversaries following the date of grant, subject to Ms. Mishan’s continued service through each applicable vesting date. All unvested incentive units subject to the award were also eligible to accelerate and vest upon the occurrence of a Sale of the Partnership (as defined in the West Affum Holdings, L.P. Partnership Agreement). The director compensation agreement also subjects Ms. Mishan to the following restrictive covenants: (i) non-competition (for the longer of (a) 12 months or (b) through such period that severance is being paid by West Affum Holdings, L.P. or its affiliates to the director); (ii) non-solicitation and non-hire of employees or service providers of West Affum Holdings, L.P., in each case, while the director is providing services and for one year following termination; (iii) perpetual non-disparagement; and (iv) perpetual non-disclosure of confidential information. Ms. Mishan resigned from the Board on February 10, 2025. In connection with Ms. Mishan’s resignation, the Board paid out the remainder of her unearned $40,000 annual cash retainer and permitted the incentive units to remain outstanding and accelerate in connection with the initial public offering.

Director Compensation Policy

In connection with the consummation of our initial public offering, the Board approved a director compensation policy for non-employee directors and executive directors of the company (the “Director Compensation Policy”).

Pursuant to our Director Compensation Policy, our non-employee and executive directors receive annual cash compensation as follows (pro-rated for partial years of service):

Compensation	Amount
Retainer for non-executive Chair of the Board	$120,000
Retainer for each non-employee member of the Board	$60,000
Retainer for each executive director(1)	$50,000
Additional retainer for Chair of the Audit Committee	$25,000
Additional retainer for Chair of the Compensation Committee	$18,000
Additional retainer for Chair of the Nominating Committee	$12,000
Additional retainer for non-Chair members of the Audit Committee	$12,000
Additional retainer for non-Chair members of the Compensation Committee	$9,000
Additional retainer for non-Chair members of the Nominating Committee	$6,000

(1)

The annual cash compensation received by each of Mr. Webster and Ms. Umberger for their service as members of the Board during fiscal year 2025 is reported in the “Summary Compensation Table” in the “Executive Compensation” section of this proxy statement.

In addition to the fees above, each non-employee director who (i) serves on the Board as of the date of the annual meeting of the stockholders and (ii) will continue to serve as a non-employee director immediately following such annual meeting will receive annual grant of restricted stock units pursuant to the 2025 Plan with a grant date value equal to $185,000, which fully vest on the one-year anniversary of the grant date. Upon a termination of a non-employee director’s service on the Board for any reason, all unvested RSUs will be forfeited.

Our directors are reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Our Board may revise the compensation arrangements for our directors from time to time.

Director Compensation Table

The following table contains information concerning the compensation of our non-employee directors in fiscal year 2025:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	Stock Awards ($)		All Other Compensation ($)	Total ($)
Jeffrey Schwartz	21,247	—	—		—	21,247
Toby AuWerter	9,945	—	—		—	9,945
Maxwell Bikoff	10,849	—	—		—	10,849
Raymond W. Cohen	13,562	—	150,000	(4)	—	163,562
Christopher Gordon	9,041	—	—		—	9,041
Mary Kay Ladone	13,712	—	150,000	(4)	—	163,712
Kevin Reilly	10,397	—	—		—	10,397
Orly Mishan (5)	40,000	150,000	—		—	190,000
JP Chilazi (6)	—	—	—		—	—

(1)

Mr. Webster and Ms. Umberger are excluded from this table because their respective compensation for service as a director during fiscal 2025 is fully reported in the Summary Compensation Table in the “Executive Compensation” section of this proxy statement.

(2)

Amounts reflect the pro-rata amount of the annual cash fees earned by each non-employee director (other than Ms. Mishan and Mr. Chilazi) pursuant to the Director Compensation Policy for the period starting on the effective date of the initial public offering through the end of the 2025 fiscal year. For Ms. Mishan, this amount reflects the full amount of her annual cash compensation under her individual director compensation agreement, not pro-rated for her partial year of service.

(3)

Represents the aggregate grant date fair value of the 10,224.95 Restricted Class A Common Units in West Affum Holdings, L.P. granted to Ms. Mishan in November 2024, computed in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all option awards in Note 12 to our financial statements included in our Annual Report. No incremental fair value was attributed to the portion of such award for which vesting was accelerated in connection with Ms. Mishan’s resignation from the Board in February 2025. This award of Restricted Class Common A Units was intended to constitute profits interests for U.S. federal income tax purposes. Despite the fact that the Restricted Class A Common Units do not require the payment of an exercise price, they are most similar economically to stock options. Accordingly, they are classified as “options” under the definition provided in Item 402(k)(2)(iv) of Regulation S-K as an instrument with an “option-like feature.”

(4)

Represents the grant date fair value of 12,994 restricted common shares of the Company issued to each of Mr. Cohen and Ms. Ladone on March 7, 2025 in connection with our initial public offering in exchange for their unvested Class A Common Units in West Affum Holdings, L.P, computed in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all stock awards in Note 12 to our financial statements included in our Annual Report. Mr. Cohen’s restricted common shares will vest in one-third increments on each of July 24, 2025, July 24, 2026 and July 24, 2027. Ms. Ladone’s restricted common shares will vest in one-third increments on each of October 7, 2025, October 7, 2026 and October 7, 2027. No other non-employee directors held outstanding stock or option awards as of April 30, 2025.

(5)	Ms. Mishan resigned from the Board on February 10, 2025.
(6)	Mr. Chilazi resigned from the Board on February 4, 2025.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending April 30, 2026, and is seeking ratification of such selection by our shareholders at the Annual Meeting. PwC has audited our financial statements for each of our fiscal years since the fiscal year ended April 30, 2016. Representatives of PwC are expected to be in attendance online at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

In the event of a negative vote on this proposal, the audit committee will reconsider its selection. Even if the selection is ratified, the audit committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and our shareholders.

Principal Accountant Fees and Services

The following table represents aggregate fees for services rendered by PwC relating to the fiscal years ended April 30, 2025 and 2024.

	Fiscal Year Ended April 30,
	2025	2024
Audit Fees(1)	$2,312,000	$645,800
Audit–Related Fees	0	0
Tax Fees	160,000	18,000
All Other Fees(2)	2,000	2,000
Total Fees	$2,474,000	$665,800

(1)

“Audit Fees” consist of fees billed or expected to be billed for professional services provided primarily in connection with the annual audit of our consolidated financial statements, quarterly reviews and services associated with SEC registration statements and other documents issued in connection with our initial public offering including comfort letters and consents.

(2)	“All Other Fees” consist of an annual subscription to PwC’s accounting literature and tools.

Pre-Approval Policies and Procedures

The audit committee’s charter mandates that the audit committee or its delegate pre-approve all audit and non-audit tax services provided by its independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate additional pre-approval policies established by the audit committee. The audit committee may delegate approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any approval decisions to the audit committee at its next scheduled meeting. In accordance with the charter, the audit committee approved all of the audit, tax, and other services provided by PwC for 2025 and 2024, including the audit, tax, and other services provided by PwC following our initial public offering, and in each case, the estimated costs of those services. Actual amounts rendered, to the extent in excess of the estimated amounts, are periodically reviewed and approved by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our website at https://investors.kestramedical.com/corporate-governance/document-charters. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management Kestra’s audited financial statements as of and for the fiscal year ended April 30, 2025.

The audit committee has discussed with PwC, Kestra’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard 1301, Communications with audit committees, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee has received the written disclosures and the letter from PwC required by PCAOB Ethics and Independence Rule 3526, “Communication with audit committees Concerning Independence,” and the audit committee has discussed with PwC their independence from the Company and its management. Finally, the audit committee discussed with PwC, with and without management present, the scope and results of PwC’s audit of such financial statements.

Based on these reviews and discussions, the audit committee has recommended to our Board of Directors that such audited financial statements be included in Kestra’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025, for filing with the SEC.

Audit Committee

Mary Kay Ladone, chair

Raymond W. Cohen

Maxwell Bikoff

PROPOSAL NO. 3

APPROVAL OF 2025 EMPLOYEE STOCK PURCHASE PLAN

Overview

We are asking our shareholders to approve the Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan (the “ESPP”).

Upon the recommendation of our compensation committee, the Board adopted the ESPP on June 4, 2025, including an initial reserve of 500,000 common shares for issuance under the ESPP (with annual increases as described in further detail below), subject to the approval of our shareholders at the Annual Meeting. The Board believes that adopting the ESPP is in the best interests of the Company and its shareholders because it will serve as an important tool to attract, retain, reward and motivate talented employees to support our continued success. Additionally, in encouraging share ownership by employees, the ESPP will align the interests of the Company’s employees with those of the Company’s shareholders.

We plan to offer eligible employees the opportunity to purchase our common shares on a regular basis through payroll deductions under the ESPP. The ESPP is comprised of a “Section 423 Component” that is intended to be an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and a “Non-Section 423 Component” that need not satisfy the requirements for an “employee stock purchase plan.” Approval of the ESPP requires the affirmative FOR vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the proposal.

Consequences of Failing to Approve the Proposal

If the ESPP is approved by our shareholders at the Annual Meeting, the ESPP will become effective on the date of the Annual Meeting. If the ESPP is not approved by our shareholders at the Annual Meeting, the ESPP will not become effective.

Summary of the ESPP

The following is a summary of certain major features of the ESPP. This summary is subject to and qualified in its entirety by the specific provisions contained in the full text of the ESPP, which is attached as Annex A to this Proxy Statement.

Plan Administration

The Compensation Committee of our Board administers the ESPP and has full authority to make, administer and interpret such equitable rules and regulations regarding the ESPP as it deems advisable.

Eligibility

Persons eligible to participate in the ESPP are full-time employees of the Company or any of its subsidiaries designated as a participating employer, except for persons who are deemed for purposes of Section 423(b)(3) of the Code to own five percent or more of our voting stock. As of the date of this Proxy Statement, approximately 300 employees are eligible to participate in the ESPP. No employee may exercise an option granted under the Section 423 Component of the ESPP that permits the employee to purchase the Company’s common shares having a value of more than $25,000 (determined using the fair market value of the stock at the time such option is granted) in any calendar year, and, unless otherwise determined by the Compensation Committee, in no event may a participant acquire more than 1,000 shares of our common shares in any single Offering Period under the ESPP.

Offering Periods; Exercise Price

The ESPP provides certain offering periods, not to exceed 27 months, as defined within an offering document approved by the Compensation Committee (each an “Offering Period,” and together the “Offering Periods”). Eligible employees may elect to become participants in the ESPP by enrolling prior to each Offering Period. At the end of each Offering Period, subject to the terms of the ESPP, the accumulated payroll deductions from each eligible employee who is then a participant in the ESPP are used to automatically purchase shares of the Company at 85% of the lesser of the closing price of the Company’s common shares on the first day or last day of the Offering Period. Shares are purchased through the accumulation of payroll deductions of not less than 1% nor more than 15% of each participant’s compensation.

Participation / Cancellation

A participant may only purchase shares under the ESPP during his or her lifetime and the ability to purchase shares under the ESPP is not transferable. Once an employee becomes a participant in the ESPP, that employee will automatically participate in successive Offering Periods until such time as that employee withdraws from the ESPP, becomes ineligible to participate in the ESPP, or his or her employment ceases. A participant may cancel his or her participation in the ESPP with respect to any Offering Period so long as the participant’s notice of cancellation is received by us at least two weeks prior to the applicable purchase date for an Offering Period. Participation in the ESPP automatically terminates upon a participant’s termination of employment for any reason. Upon any such cancellation or termination, all accumulated payroll deductions are refunded to the participant.

Shares Subject to the Plan

If the ESPP is approved by our shareholders at the Annual Meeting, the aggregate number of the Company’s common shares that will initially be reserved for issuance under the ESPP will be 500,000 shares. If our capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the ESPP will be appropriately adjusted. Additionally, on January 1st of each year from 2026 to 2035, the share reserve increases by the lesser of (a) 1% of the outstanding shares on the last day of the prior year or (b) a smaller number as determined by the Board, provided the number of common shares that may be issued or transferred pursuant to the rights granted under the Plan (including, for the avoidance of doubt, under the Section 423 Component) shall not exceed an aggregate of 5,000,000 shares, subject to adjustments as described in the foregoing sentence.

Corporate Transactions

In the event of any change in control, reorganization, merger, amalgamation, consolidation, combination, liquidation, dissolution or similar transaction, the Compensation Committee may, in its discretion, and on such terms and conditions as it deems appropriate, take any such actions as it determines to be appropriate to prevent dilution or enlargement of benefits, including but not limited to the following: (a) provide for either (i) termination of any outstanding option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such option had such option been currently exercisable or (ii) the replacement of such outstanding option with other options or property selected by the Compensation Committee in its sole discretion; (b) provide that the outstanding options under the ESPP will be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (c) make adjustments in the number and type of common shares of the Company (or other securities or property) subject to outstanding options under the ESPP and/or in the terms and conditions of outstanding options and options that may be granted in the future; (d) provide that the offering and any applicable purchase period with respect to which an option relates will be shortened by setting a new exercise date on which such offering or applicable purchase period will end; and (e) provide that all outstanding options shall terminate without being exercised and all amounts in the accounts of participants shall be promptly refunded.

Amendments and Termination

Our Compensation Committee may at any time amend, suspend or terminate the ESPP. However, any such termination by the Compensation Committee will not affect a participant’s ability to purchase shares then outstanding under the ESPP. Certain amendments, such as an increase in the number of shares available for issuance under the ESPP (other than as explicitly provided in the Plan), will not be effective without the approval of our stockholders.

Participation by the Company’s Named Executive Officers

Our named executive officers will be eligible to participate in the ESPP on the same terms and conditions as all other participants and will continue to remain eligible, conditioned on approval of the ESPP by our stockholders.

U.S. Federal Income Tax Considerations

The following summary describes U.S. federal income tax consequences of participation in the ESPP but is not a complete description of all U.S. federal tax laws or regulations that may apply and does not address any state or local laws.

The Section 423 Component of the ESPP is intended to qualify as an “employee stock purchase plan” as defined in Section 423(b) of the Code, which provides that an employee participating in the plan is not required to pay any federal income tax when joining the plan or when purchasing common shares at the end of the Offering Period. The employee is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them. If shares acquired under the ESPP are sold more than two years after the first day of the purchase period pursuant to which the shares were purchased, no taxable income results if the sale price is less than the price paid for the shares, and the employee will recognize a long-term capital loss for the difference between the sale price and the purchase price. If the proceeds of the sale are higher than the purchase price, the employee will recognize ordinary income for the year in which the sale occurs equal to the lesser of (a) fifteen percent (15%) of the fair market value of the Company’s common shares on the first day of the Offering Period in which the shares were purchased, or (b) the excess of the amount actually received for the shares over the amount paid. In addition, the employee will recognize a long-term capital gain in an amount equal to the difference between the proceeds of the sale and the employee’s basis in the shares (i.e., the employee’s purchase price plus the amount taxed to the employee as ordinary income).

If shares acquired under the ESPP are sold within two years of the first day of the purchase period pursuant to which the shares were purchased (a “Disqualifying Disposition”), the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the last business day of the purchase period in which the shares were purchased and the employee’s purchase price. This amount is reportable as ordinary income even if no profit was realized on the sale of shares or the shares were sold at a loss. Long-term or short-term (depending on the holding period for the shares) capital gain or loss will be recognized in an amount equal to the difference between the proceeds of sale and the employee’s basis in the shares (i.e., the fair market value of the shares on the last business day of the purchase period in which the shares were purchased).

The Company will generally be entitled to a deduction in the year of a Disqualifying Disposition equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In all other cases, no deduction is allowed.

New Plan Benefits

The benefits or amounts that will be received by or allocated to any individual or group of individuals under the ESPP are not determinable because they depend on the purchase price of our common shares in Offering Periods after the implementation of the ESPP, the market value of our shares on various future dates, the amount of contributions that eligible employees elect to make under the ESPP, and similar factors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ESPP

EXECUTIVE OFFICERS

The following is biographical information for our executive officers as of July 7, 2025:

Name	Age	Position
Brian Webster	61	President, Chief Executive Officer, and Director
Vaseem Mahboob	56	Chief Financial Officer
Traci S. Umberger	62	General Counsel, Chief Administrative Officer, and Director
Al Ford	55	Chief Commercial Officer

The biographical information of Mr. Webster and Ms. Umberger is included above under “Proposal No. 1 Election of Directors.”

Vaseem Mahboob is our Chief Financial Officer. Mr. Mahboob has served in this role at Kestra Medical Technologies, Ltd. since 2021. Mr. Mahboob has over 23 years of finance leadership experience. Prior to joining our company, Mr. Mahboob served as the Executive Vice President, Chief Financial Officer and Chief Operations Officer of DIH Technology Ltd. from 2020 to 2021. From 2015 to 2020, Mr. Mahboob served as the Chief Financial Officer of ENDOLOGIX Inc. ENDOLOGIX Inc. filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the Northern District of Texas in July 2020. Mr. Mahboob was also a member of the board of directors and the audit committee chair for INSYS Therapeutics from 2018 to 2019. Prior to ENDOLOGIX Inc., Mr. Mahboob held various positions at GE Healthcare, including as the Chief Financial Officer of the Global Magnetic Resonance Business from 2006 to 2010, as Chief Financial Officer of the Global Ultrasound Business from 2010 to 2012, as Chief Financial Officer of the Eastern and African Growth Markets from 2013 to 2015 and as Chief Financial Officer of GE Healthcare IT from June 2015 to September 2015. Mr. Mahboob received his M.B.A. in Financial Markets and Institutions and Information Systems from the Jacobs School of Management at the State University of New York.

Al Ford is our Chief Commercial Officer and has served in this role at Kestra Medical Technologies, Ltd. since 2025. Mr. Ford has 20 years of experience driving global strategic sales, marketing, business development, product development, and commercial operations primarily within the medical device industry. Mr. Ford served as Chief Commercial Officer of Axonics, Inc. (Nasdaq: AXNX), a medical device company with implantable technologies to treat bladder and bowel disorders, from 2017 to 2025, Chief Commercial Officer, General Manager and Senior Vice President of Global Sales & Marketing at Cardiac Science Corporation from 2015 to 2017. Mr. Ford received his B.S. in Marketing and his M.S. in International Business from Saint Joseph’s University.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers (“NEOs”). In the fiscal year ended April 30, 2025, our NEOs include our principal executive officer and the two other most highly compensated executive officers employed as of April 30, 2025. Accordingly, our NEOs and their positions are as follows:

•	Brian Webster, our President, Chief Executive Officer and Director;

•	Vaseem Mahboob, our Chief Financial Officer; and

•	Traci S. Umberger, our General Counsel, Chief Administrative Officer and Director.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.

As an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

The following table sets forth information concerning the compensation earned by our NEOs during fiscal years 2025 and 2024:

Name and Principal Position	Year	Salary ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total
Brian Webster President, Chief Executive Officer & Director	2025	589,098	17,889,000	359,000	53,632	18,890,730
	2024	522,535	—	195,951	39,078	757,564
Vaseem Mahboob Chief Financial Officer	2025	427,828	1,648,830	187,000	59,424	2,323,082
	2024	397,515	—	119,255	13,406	530,176
Traci S. Umberger General Counsel, Chief Administrative Officer & Director	2025	401,411	5,437,050	179,000	50,128	6,067,589
	2024	364,395	—	109,319	24,575	498,289

(1)

The amounts in this column represent the base salary paid to each of our named executive officers during the fiscal year ended April 30, 2025, reflecting each respective NEO’s mid-year salary increase effective March 6, 2025. See the “Narrative to Summary Compensation Table and Outstanding Equity Award and Fiscal Year-End – Employment Agreements” section below for further detail on the mid-year base salary increase for our NEOs.

(2)

Amounts in this column represent the aggregate grant date fair value of option awards granted to our NEOs in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all option awards made to executive officers in Note 12 to our financial statements included in our annual report on Form 10-K filed for the period ended April 30, 2025. See the “Outstanding Equity Awards at Fiscal Year-End” table below and the “Narrative to Summary Compensation Table and Outstanding Equity Award and Fiscal Year-End – Equity Incentive Compensation” section below for further details on these grants.

(3)

Amounts in this column represent annual performance-based cash bonuses earned by our NEOs in the applicable fiscal year and paid in the subsequent fiscal year. See the “Narrative to Summary Compensation

Table and Outstanding Equity Award and Fiscal Year-End – Non-Equity Incentive Compensation” section below for further details on these bonuses.
(4)

The amounts reflected in “All Other Compensation” consist of, for fiscal year 2025, the following perquisites received by our NEOs in the amounts set forth in the following table: (a) a business allowance for monthly automobile use expenses, (b) an employer matching contribution to the 401(k) plan, (c) payments for the cost of premiums for a term life insurance policy paid by us, (d) an annual executive physical with a designated physician, as well as certain additional medical, cardio, and lab tests, and (e) payments for cost premiums for long-term disability insurance paid by us and (f) for Mr. Webster and Mr. Umberger, annual cash compensation of $7,534 and $7,534, respectively, for service as executive directors (See the “Director Compensation” section above for additional detail about director compensation).

Officer	Business Allowance ($)	401(k) Company Match ($)	Life Insurance Premiums ($)	Physical Program ($)	Disability Insurance Premiums ($)	Director Fees ($)	Total “All Other Compensation” ($)
Brian Webster	13,200	15,530	12,343	3,000	2,025	7,534	53,632
Vaseem Mahboob	43,000	14,551	0	0	1,873	0	59,424
Traci S. Umberger	12,000	14,357	3,787	3,000	9,450	7,534	50,128

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of common shares underlying outstanding equity incentive plan awards for each NEO as of April 30, 2025.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Brian Webster	1,068,000	712,000	17.00	3/6/2035
Vaseem Mahboob	—	159,000	17.00	3/6/2035
Traci S. Umberger	324,600	216,400	17.00	3/6/2035

(1)

The stock options reported in this table are the IPO Options granted to each NEO on March 6, 2025 in connection with our initial public offering. The IPO Options granted to Mr. Webster and Ms. Umberger were 60% fully vested upon grant, and the remaining 40% will vest ratably on each of the first and second anniversaries of the grant date, generally subject to continued service with the Company. The IPO Options granted to Mr. Mahboob vest over two years, with 50% of the options vesting on the one-year anniversary of the grant date and the remaining 50% vesting monthly thereafter, generally subject to continued service with the Company.

Narrative to 2025 Summary Compensation Table and Outstanding Equity Awards at 2025 Fiscal Year End

Employment Agreements

On October 17, 2016, Kestra Medical Technologies, Inc. entered into an employment agreement with Mr. Webster to serve as the Chief Executive Officer of Kestra Medical Technologies, Inc. The initial term of his employment agreement expired on December 31, 2020; however, the employment agreement provides for automatic successive one-year renewals unless either party provides 90 days’ prior written notice. Mr. Webster’s employment agreement provides for an initial annual base salary of $400,000 (which is subject to review by the Board at least annually for possible increase and was previously increased to $555,272 and then subsequently increased to $760,000 effective March 6, 2025), as well as eligibility for Mr. Webster to earn an annual cash bonus with a target bonus opportunity equal to a specified percentage of base salary as described below in the “Non-Equity Incentive Plan Compensation” section.

On September 10, 2021, Kestra Medical Technologies, Inc. entered into an employment agreement with Mr. Mahboob to serve as the Chief Financial Officer of Kestra Medical Technologies, Inc. The initial term of his employment agreement expired on April 30, 2025, and the employment agreement provides for automatic successive one-year renewals unless either party provides 90 days’ prior written notice. Mr. Mahboob’s employment agreement provides for an initial annual base salary of $375,000 (which is subject to review by the Board at least annually for possible increase and was previously increased to $421,443 and subsequently increased to $470,000 effective March 6, 2025), as well as eligibility for Mr. Mahboob to earn an annual cash bonus with a target bonus opportunity equal to a specified percentage of base salary as described below in the “Non-Equity Incentive Plan Compensation” section.

On October 26, 2016, Kestra Medical Technologies, Inc. entered into an employment agreement with Ms. Umberger to serve as the General Counsel, Chief Administrative Officer of Kestra Medical Technologies, Inc. The initial term of her employment agreement expired on December 31, 2020; however, the employment agreement provides for automatic successive one-year renewals unless either party provides 90 days’ prior written notice. Ms. Umberger’s employment agreement provides for an initial annual base salary of $260,000 (which is subject to review by the Board at least annually for possible increase and was previously increased to $387,225 and subsequently increased to $500,000 effective March 6, 2025), as well as eligibility for Ms. Umberger to earn a target bonus opportunity equal to a specified percentage of base salary as described below in the “Non-Equity Incentive Plan Compensation” section.

Upon a termination due to death or disability Mr. Webster, Mr. Mahboob, and Ms. Umberger are entitled to receive a pro rata portion of their respective annual cash bonus for the calendar year of termination, based on actual achievement. Upon a termination by Kestra Medical Technologies, Inc. without Cause, resignation by the NEO for Good Reason (each as defined in the employment agreement), or non-renewal of the employment agreement term by Kestra Medical Technologies, Inc., subject to the NEO’s timely execution and non-revocation of a release of claims in Kestra Medical Technologies, Inc.’s favor and their continued compliance with the restrictive covenants set forth in the employment agreement (as described below), Mr. Webster, Mr. Mahboob, and Ms. Umberger respectively are entitled to receive (i) a cash payment equal to two times (or for Mr. Mahboob, one times) the sum of their respective current (x) base salary and (y) target annual bonus, payable in equal monthly installments for a period of 12 months following termination, and (ii) continued participation in Kestra Medical Technologies, Inc.’s group health plan for 12 months (or for Mr. Mahboob, six months) following termination.

In order to receive the severance benefits set forth above, the NEO must (a) execute a general release of claims in favor of the Company and (b) comply with the restrictive covenants set forth in the NEO’s employment agreement, which consist of the following: (i) non-competition, and non-solicitation and non-hire of employees (and for Mr. Webster and Ms. Umberger only, or service providers), in each case, during employment and for two years (or for Mr. Mahboob, one year) following termination, (ii) perpetual mutual non-disparagement, (iii) perpetual non-disclosure of confidential information, and (iv) assignment of intellectual property.

Benefit Plans and Policies

Each of the NEOs participates in the Kestra Medical Technologies, Inc.’s Executive Benefits Policy, which provides for a matching employer contribution under the Company’s 401(k) plan, and medical, vision, dental, life and accidental death and dismemberment insurance, disability and a flexible savings account.

Non-Equity Incentive Plan Compensation

Mr. Webster, Mr. Mahboob, and Ms. Umberger are each eligible to receive an annual cash bonus during each fiscal year, with a target annual bonus opportunity equal to 50%, 40% and 40% of the annual base salary, respectively. The performance goals for all Kestra Medical Technologies, Ltd. employees (including our NEOs) are defined for each quarter, based on the performance of the overall company (and the applicable division of the company) and the applicable individual. Any annual bonus payable to Mr. Webster, Mr. Mahboob, and Ms. Umberger are paid following completion of the fiscal year to which performance relates, subject to the Board of Directors’ determination of achievement of the applicable performance goals. For the 2025 fiscal year annual bonus, the Board determined that the applicable performance goals for each NEO was achieved at 100% of the executive’s target annual bonus. Our NEOs’ target bonuses for the 2025 fiscal year (and the corresponding payouts) reflect their base salary increases during such year.

Equity Incentive Compensation

In connection with our initial public offering, the Board adopted, and our shareholders approved, the 2025 Omnibus Incentive Plan (the “2025 Plan”) pursuant to which current and former employees, consultants and directors of our company and our affiliates performing services for us, including our NEOs, are eligible to receive awards. The 2025 Plan provides for the grant of share options, share appreciation rights, restricted shares, restricted share units, bonus shares, dividend equivalents, other share-based awards, substitute awards, annual incentive awards and performance awards intended to align the interests of participants with those of our shareholders.

In connection with our initial public offering, on March 6, 2025, the Board made a one-time grant of stock options to our NEOs and certain other employees (the “IPO Options”). The IPO Options granted to Mr. Webster and Ms. Umberger were 60% fully vested upon grant, and the remaining 40% will vest ratably on each of the first and second anniversary of the grant date. The IPO Options granted to Mr. Mahboob vest over two years, with 50% of the options vesting on the one-year anniversary of the grant date and the remaining 50% vesting monthly thereafter. Upon the executive’s termination of service for any reason other than the executive’s death or Disability (as defined in the 2025 Plan), all unvested IPO Options will automatically terminate and be forfeited. In the event of the executive’s termination of service due to the executive’s death or Disability or upon a Change in Control (as defined in the 2025 Plan), all unvested IPO Options will automatically become vested. Each IPO Option has an exercise price of $17.00, equal to the initial public offering price. The number of IPO Options granted to each NEO is set forth below:

Named Executive Officer	Number of IPO Options
Brian Webster	1,780,000
Vaseem Mahboob	159,000
Traci Umberger	541,000

In the future, the Company intends to grant annual long-term incentive equity awards under the 2025 Plan to our executives, including our NEOs, as a key component of our executive compensation program. The first annual awards were granted on June 4, 2025 in the form of RSUs and performance-based restricted stock units. These grants will be included in our disclosure for the fiscal year ending April 30, 2026.

Employee Stock Purchase Plan

Subject to the approval by our stockholders requested in this Proxy Statement, on June 4, 2025 the Board adopted the Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan, (the “ESPP”), which, if adopted by our stockholders, would allow employees, including our NEOs, to purchase our common shares at a discounted rate below fair market value. For additional details on our ESPP, see PROPOSAL 3.

Equity Compensation Plans

The following table provides certain information as of April 30, 2025, with respect to all of our equity compensation plans in effect on that date:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plans Approved by Stockholders(2)(3)	4,649,100	$17.04	8,240,900
Equity Compensation Plans Not Approved by Stockholders (4)	—	—	—
Total	4,649,100	$17.04	8,240,900

(1)

The weighted average exercise price represents the weighted average exercise price of outstanding options. The weighted average exercise price does not take into account shares issuable upon vesting of outstanding RSUs, which have no exercise price.

(2)	Consists of the 2025 Plan.
(3)

The 2025 Plan contains an “evergreen” provision, pursuant to which the number of shares of common shares reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2026 and ending in 2035 equal to the lesser of (A) five percent of the shares of stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 12,890,000 shares of stock may be issued upon the exercise of incentive stock options.

(4)	Consists of the ESPP.

The ESPP contains an “evergreen” provision, pursuant to which the number of common shares reserved for issuance under such plan shall be increased on the first day of each year beginning in 2026 and ending in 2036 equal to the lesser of (A) one percent of the shares of stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, no more than 5,000,000 shares of stock may be issued under the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our common shares as of July 7, 2025 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common shares;

•	each of our directors, director nominees, and NEOs individually; and

•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common shares subject to options that are currently exercisable or exercisable within 60 days of July 7, 2025, or issuable pursuant to RSUs, which are subject to vesting and settlement conditions expected to occur within 60 days of July 7, 2025, are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common shares in the table is based on 51,348,656 shares of our common shares issued and outstanding on July 7, 2025. The table below does not reflect ownership of outstanding shares of our non-voting common shares. This table is based upon information supplied by officers, directors, principal shareholders, and Schedules 13D and Schedules 13G, if any, filed with the SEC. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Kestra Medical Technologies, Ltd., 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership
5% and Greater Shareholders:
Affiliate of Bain Capital (1)	27,019,225	52.6%
Affiliates of Endeavour Entities (2)	2,646,899	5.2%
FMR LLC(3)	3,117,044	6.3%
Named Executive Officers and Directors:
Brian Webster(4)	1,377,342	2.7%
Vaseem Mahboob(5)	14,838	*
Traci S. Umberger(6)	416,024	*
Jeffrey Schwartz (7)	—	—
Toby AuWerter (8)	—	—
Maxwell Bikoff (9)	—	—
Raymond W. Cohen (10)	12,994	*
Christopher Gordon (11)	—	—
Mary Kay Ladone(12)	12,994	*
Kevin Reilly (13)	—	—
Conor Hanley	—	—
All directors and executive officers as a group (12 persons)	1,834,192	3.6%

*	Represents beneficial ownership of less than one percent.
(1)

Based solely on information contained in the Schedule 13G filed with the SEC on May 15, 2025. Includes 7,109,944 shares held directly by Bain Charger Holdings, L.P. (“Bain Charger”) and 19,909,281 shares indirectly held through West Affum Holdings, L.P. The shares held by West Affum Holdings, L.P. are held for the benefit of holders of its common units, including Bain Charger, until the time such shares are distributed to the holders of common units of West Affum Holdings, L.P. in accordance with its partnership agreement. Bain Charger is the sole shareholder of West Affum GP Ltd., which is the general partner of West Affum Holdings, L.P. As a result of the foregoing, Bain Charger may be deemed to have (i) voting power with respect to an aggregate of 24,949,838 shares, representing (x) 7,109,944 shares held directly by Bain Charger and (y) 17,839,894 Common Shares indirectly held by Bain Charger through West Affum Holdings, L.P., and (ii) dispositive power with respect to an aggregate of 27,019,225 shares. Bain Capital Investors, LLC (“BCI”) is the general partner of Bain Charger. As a result, BCI may be deemed to exercise voting and dispositive power with respect to the shares held by Bain Charger. Voting and investment decisions with respect to securities held by the Bain Charger are made by the partners of BCI, of whom there are three or more and none of whom individually has the power to direct such decisions. The address of BCI and the Bain Entity is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, Massachusetts 02116.
(2)

Based solely on information contained in the Schedule 13G filed with the SEC on May 15, 2025. Includes 972,077 shares held directly by Endeavour Medtech Growth II LP and 1,628,023 shares indirectly held by Endeavour Medtech Growth II LP through West Affum Holdings, L.P., which Endeavour Medtech Growth II LP is entitled to receive, calculated based on the liquidation value of West Affum Holdings, L.P. immediately following the initial public offering of the Company, pursuant to an agreement between West Affum Holdings, L.P. and its partners to distribute common shares of the Company held by West Affum Holdings, L.P. to its partners approximately nine months after the consummation of the Company’s initial public offering (the “Post-IPO Distribution”); and 17,497 shares held directly by Endeavour Medtech Growth II Parallel LP and 29,302 shares indirectly held by Endeavour Medtech Growth II Parallel LP through West Affum Holdings, L.P., which Endeavour Medtech Growth II Parallel LP is entitled to receive in connection with the Post-IPO Distribution. Endeavour Medtech II GP Limited is the general partner of Endeavour Medtech Growth II LP and Endeavour Medtech Growth II Parallel LP (collectively, the “Endeavour Entities”). As a result, Endeavour Medtech II GP Limited may be deemed to exercise voting and dispositive power with respect to the shares held by Endeavour Medtech Growth II LP and Endeavour Medtech Growth II Parallel LP. Shares indirectly held by the Endeavour Entities which they are entitled to receive upon the Post-IPO Distribution are also included in the shares reported in the table above as beneficially owned by an affiliate of Bain Capital. The principal business address of the Endeavour Entities is c/o Endeavour Medtech Growth II LP, P.O. Box 656, East Wing Trafalgar Court, Les Banques, St Peter Port, Guernesy GY1 3PP.

(3)

Based solely on information contained in the Schedule 13G filed with the SEC on May 12, 2025. FMR LLC has sole voting and dispositive power with respect to 3,117,044 shares of common shares and reflects securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, Abigail P. Johnson and one or more other persons. The principal address for the FMR LLC entities is 245 Summer Street, Boston, MA 02210.

(4)

Includes 309,342 shares held directly by Mr. Webster and 1,068,000 shares underlying vested options directly held by Mr. Webster. Does not include shares indirectly held by Mr. Webster through West Affum Holdings, L.P., over which Mr. Webster does not have voting or dispositive power and will only be entitled to receive upon the Post-IPO Distribution.

(5)

Includes 14,838 shares held directly by Mr. Mahboob. Does not include shares indirectly held by Mr. Mahboob through West Affum Holdings, L.P., over which Mr. Mahboob does not have voting or dispositive power and will only be entitled to receive upon the Post-IPO Distribution.

(6)

Includes 91,424 shares held directly by Ms. Umberger and 324,600 shares underlying vested options directly held by Ms. Umberger. Does not include shares indirectly held by Ms. Umberger through West Affum Holdings, L.P., over which Ms. Umberger does not have voting or dispositive power and will only be entitled to receive upon the Post-IPO Distribution.

(7)	The address of Mr. Schwartz is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, Massachusetts 02116.

(8)	The address of Mr. AuWerter is c/o Endeavour Medtech Growth II LP, P.O. Box 656, East Wing Trafalgar Court, Les Banques, St Peter Port, Guernesy GY1 3PP.
(9)	The address of Mr. Bikoff is c/o 2740 Sand Hill Road, 2nd Floor, Menlo Park, CA 94025.
(10)	Consists of 12,994 restricted common shares held by Mr. Cohen subject to continued vesting conditions, which vest in one-third increments on July 24, 2025, July 24, 2026 and July 24, 2027.
(11)	The address of Mr. Gordon is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, Massachusetts 02116.
(12)

Consists of 12,994 restricted common shares held by Ms. Ladone subject to continued vesting conditions, which vest in one-third increments on October 7, 2025, October 7, 2026 and October 7, 2027. Does not include shares indirectly held by Ms. Ladone through West Affum Holdings, L.P., over which Ms. Ladone does not have voting or dispositive power and will only be entitled to receive upon the Post-IPO Distribution.

(13)	The address of Mr. Reilly is c/o 430 Park Avenue, Floor 12, New York, NY 10022.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with during the fiscal year ended April 30, 2025.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Brokers with account holders who are Kestra shareholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, you may notify your broker or direct your written request to our General Counsel at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033. shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker or the Company at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report, Proxy Statement, proxy card, or Notice of Annual Meeting to a shareholder at a shared address to which a single copy of the documents was delivered.

2026 Shareholder Proposals

Shareholder Proposals Under Rule 14a-8

Shareholders who wish to present a proposal in accordance with SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in our proxy materials to be distributed in connection with our 2026 annual meeting of shareholders (the “2026 Annual Meeting”) must submit their proposal in accordance with Rule 14a-8’s requirements, including ensuring it is received by our General Counsel by mail at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033 no later than 5:00 p.m. Eastern Standard Time on March 24, 2026. For convenience, shareholder proposals may also be sent to our General Counsel at corporatesecretary@kestramedical.com. If the date of the 2026 Annual Meeting is more than 30 days before or after September 3, 2026, then the deadline to timely receive such material will be a reasonable time before we begin to print and send our proxy materials relating to the 2026 Annual Meeting. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

Other Shareholder Proposals or Nominations and Universal Proxy

A shareholder proposal must comply with the requirements as to form and substance established by our Bye-laws and, if applicable, the SEC, to be eligible to be voted on at the 2026 Annual Meeting. Our Bye-laws require that shareholders who intend to propose, outside of Rule 14a-8 under the Exchange Act, any proposal, including nominating candidates for election as directors, at the 2026 Annual Meeting must provide notice of such proposals in writing to our General Counsel no earlier than May 6, 2026, and no later than 5:00 p.m. Eastern Standard Time on June 5, 2025. However, if the date of the 2026 Annual Meeting is more than 30 days before or more than 70 days after September 3, 2026, such shareholder’s notice must be delivered in writing not earlier than the opening of business on the 120th day prior to the 2026 Annual Meeting and not later than 5:00 p.m. Eastern Standard Time on the later of (i) the 90th day prior to the 2026 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company. The notice must comply with the timing, disclosure, procedural and other requirements set forth in our Bye-laws.

In addition to satisfying the requirements under our Bye-laws, if a shareholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the shareholder must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to our General Counsel at the address above no later than July 5, 2026. If the date of the 2026 Annual Meeting is changed by more than 30 calendar days from the one-year anniversary date of the Annual Meeting, then the shareholder most provide notice by the later of 60 calendar days prior to the 2026 Annual Meeting and 10 calendar days following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company.

For a shareholder to make any nomination for election to the Board at an annual meeting, the shareholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices, located at 3933 Lake Washington Blvd NE, Sute 200, Kirkland, Washington 98003, not less than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the preceding year’s annual general meeting, however, that if the date of the annual meeting is advanced by more than 30 days, or delayed by more than 70 days from such anniversary date, the shareholder’s notice must be delivered, or mailed and received, not earlier than the opening of business on the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting or the tenth day following the day on which the public announcement of the date of such meeting is first made by the Company. Further updates and supplements to such notice may be required at the times, and in the forms, required under our Bye-laws. As set forth in our Bye-laws, submissions must include the name and address of the proposed nominee, indirect and direct interests in securities of the Company, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct material interests in any material contract or agreement between the nominating shareholder and any other participants in such solicitation, including all information that would be required to be disclosed pursuant to Rule 404 under Regulation S-K, and a completed and signed questionnaire, representation, and agreement of the proposed nominee. Our Bye-laws also specify further requirements as to the timing, form, and content of a shareholder’s notice. Any shareholder wishing to make a nomination for director should review a copy of our Bye-laws, as amended and restated to date, which is available, without charge, at https://investors.kestramedical.com/corporate-governance/documents-charters.

A shareholder proposal must comply with the requirements as to form and substance established by our Bye-laws and, if applicable, the SEC, to be eligible to be voted on at the 2026 Annual Meeting.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the shareholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report with the SEC. It is available free of charge on the SEC’s website at www.sec.gov. Upon written request by a shareholder of Kestra, we will mail, without charge, a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report. Exhibits to the Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our General Counsel at 3933 Lake Washington Blvd NE, Suite 200, Kirkland, Washington 98033.

Annex A

EMPLOYEE STOCK PURCHASE PLAN

KESTRA MEDICAL TECHNOLOGIES, LTD.

2025 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.

PURPOSE

The purpose of this Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan (as it may be amended or restated from time to time, this “Plan”) is to assist Eligible Employees of Kestra Medical Technologies, Ltd., a Bermuda corporation (the “Company”) and its Designated Subsidiaries in acquiring a stock ownership interest in the Company. This Plan consists of two components: (i) the Section 423 Component and (ii) the Non-Section 423 Component. The Section 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code. The Non-Section 423 Component authorizes the grant of rights which need not qualify as rights granted pursuant to an “employee stock purchase plan” under Section 423 of the Code. Rights granted under the Non-Section 423 Component shall be granted pursuant to separate Offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator and designed to achieve tax, securities laws or other objectives for Eligible Employees and Designated Subsidiaries, but shall not be intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

ARTICLE II.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

2.1 “Administrator” means the entity that conducts the general administration of this Plan as provided in Article XI. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of this Plan as provided in Article XI.

2.2 “Applicable Law” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the Code shall also be a reference to any successor provision and any guidance and treasury regulation promulgated thereunder.

2.5 “Common Stock” means the common stock, $1.00 par value per share, of the Company.

2.6 “Compensation” of an Eligible Employee means the gross cash compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, including prior week adjustment and overtime payments, but excluding any commissions and periodic bonuses, vacation pay, holiday pay, jury duty pay, funeral leave pay, military leave pay, one-time bonuses (e.g., retention or sign on bonuses), education or tuition reimbursements, travel expenses, business and moving reimbursements, income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards, fringe benefits, other special payments and all contributions made by the Company or any Designated Subsidiary for the Employee’s benefit under any employee benefit plan now or hereafter established.

2.7 “Designated Subsidiary” means any Subsidiary designated by the Administrator in accordance with Section 11.2(b).

2.8 “Effective Date” means the date this Plan is adopted by the Board.

2.9 “Eligible Employee” means:

(a) an Employee who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Shares and other securities of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

(b) Notwithstanding the foregoing, the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period under the Section 423 Component if: (i) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; (ii) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years); (iii) such Employee’s customary employment is for 20 hours per week or less; (iv) such Employee’s customary employment is for less than five months in any calendar year; and/or (v) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Shares under this Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Shares under this Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause this Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion. Any exclusion in clauses (i), (ii), (iii), (iv) or (v) of this Section 2.9(b) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation § 1.423-2(e).

(c) Further notwithstanding the foregoing, with respect to the Non-Section 423 Component, the first sentence in this definition shall apply in determining who is an “Eligible Employee,” except (i) the Administrator may limit eligibility further within the Company or a Designated Subsidiary so as to only designate some Employees of the Company or a Designated Subsidiary as Eligible Employees, and (ii) to the extent the restrictions in the first sentence in this definition are not consistent with applicable local laws, the applicable local laws shall control.

2.10 “Employee” means, (a) with respect to the Non-Section 423 Component, any individual who renders services to the Company or any Designated Subsidiary in the status of an employee, and (b) with respect to the Section 423 Component, a person who is an employee within the meaning of Section 3401(c) of the Code. For purposes of an individual’s participation in, or other rights under this Plan, all determinations by the Company shall be final, binding, and conclusive, notwithstanding that any court of law or governmental agency subsequently makes a contrary determination. For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulations § 1.421-1(h)(2). Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period.

2.11 “Enrollment Date” means the first Trading Day of each Offering Period, unless otherwise specified in the Offering Document.

2.12 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

2.13 “Fair Market Value” means, as of any date, the value of a Share determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in good faith in its sole discretion.

2.14 “Non-Section 423 Component” means those Offerings under this Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of this Plan, in each case, pursuant to which rights to purchase Shares during an Offering Period may be granted to Eligible Employees that need not satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code.

2.15 “Offering” means an offer under this Plan of a right to purchase Shares that may be exercised during an Offering Period as further described in Article IV. Unless otherwise specified by the Administrator, each Offering to the Eligible Employees of the Company or a Designated Subsidiary shall be deemed a separate Offering, even if the dates and other terms of the applicable Offering Periods of each such Offering are identical, and the provisions of this Plan will separately apply to each Offering. To the extent permitted by Treasury Regulations § 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Component need not be identical, provided that the terms of the Section 423 Component and an Offering thereunder together satisfy Treasury Regulations § 1.423-2(a)(2) and (a)(3).

2.16 “Offering Document” has the meaning given to such term in Section 4.1.

2.17 “Offering Period” has the meaning given to such term in Section 4.1.

2.18 “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.19 “Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock pursuant to this Plan.

2.20 “Purchase Date” means the last Trading Day of each Purchase Period, unless otherwise specified in the Offering Document.

2.21 “Purchase Period” means one or more periods within an Offering Period, as designated in the applicable Offering Document; provided, however, that, in the event no Purchase Period is designated by the Administrator in the applicable Offering Document, the Purchase Period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.

2.22 “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document (which purchase price, for purposes of the Section 423 Component, shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; and provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.

2.23 “Section 409A” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury Regulations and other official guidance thereunder.

2.24 “Section 423 Component” means those Offerings under this Plan, together with the sub-plans, appendices, rules, or procedures, if any, adopted by the Administrator as a part of this Plan, in each case, pursuant to which rights to purchase Shares during an Offering Period may be granted to Eligible Employees that are intended to satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code.

2.25 “Section 457A” means the nonqualified deferred compensation rules under Section 457A of the Code and any applicable Treasury Regulations and other official guidance thereunder.

2.26 “Share” means a share of Common Stock.

2.27 “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulations § 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulations § 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary. In addition, with respect to the Non-Section 423 Component, Subsidiary shall include any corporate or non-corporate entity in which the Company has a direct or indirect equity interest or significant business relationship.

2.28 “Trading Day” means a day on which national stock exchanges in the United States are open for trading.

ARTICLE III.

SHARES SUBJECT TO THIS PLAN

3.1 Number of Shares. Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under this Plan shall be 500,000 Shares. In addition to the foregoing, subject to Article VIII, on the first day of each calendar year beginning on and including January 1, 2026 and ending on and including January 1, 2035, the number of Shares available for issuance under this Plan shall be increased by the number of Shares equal to the lesser of (a) 1% of the number of Shares outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of Shares as determined by the Board. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to the rights granted under the Plan (including, for the avoidance of doubt, under the Section 423 Component) shall not exceed an aggregate of 5,000,000 Shares, subject to Article VIII. If any right granted under this Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under this Plan.

3.2 Stock Distributed. Any Common Stock distributed pursuant to this Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.

ARTICLE IV.

OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES

4.1 Offering Periods. The Administrator may from time to time grant, or provide for the grant of, rights to purchase Shares under this Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate in its sole discretion. The Administrator shall establish in each Offering Document one or more Purchase Periods during such Offering Period during which rights granted under this Plan shall be exercised and purchases of Shares carried out during such Offering Period shall be made in accordance with such Offering Document and this Plan. Except as otherwise determined by the Administrator or provided herein, the Non-Section 423 Component will operate and be administered in the same manner as the Section 423 Component. Offerings intended to be made under the Non-Section 423 Component will be designated as such by the Administrator at or prior to the time of such Offering. Notwithstanding the foregoing, the terms of separate Offering Periods under this Plan need not be identical. Solely by way of example and without limiting the foregoing, the Company could, but shall not be required to, provide for simultaneous Offerings under the Section 423 Component and the Non-Section 423 Component of this Plan.

4.2 Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

(a) the length of the Offering Period, which period shall not exceed 27 months;

(b) the length of the Purchase Period(s) within the Offering Period, if applicable;

(c) the maximum number of Shares that may be purchased by any Eligible Employee during such Offering Period (which, in the absence of a contrary designation by the Administrator, shall be 1,000 Shares); and

(d) such other provisions as the Administrator determines are appropriate, subject to this Plan.

ARTICLE V.

ELIGIBILITY AND PARTICIPATION

5.1 Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in this Plan during such Offering Period, subject to the requirements of this Article V and, for the Section 423 Component, the limitations imposed by Section 423(b) of the Code.

5.2 Enrollment in Plan.

(a) Except as otherwise set forth herein, in an Offering Document or as determined by the Administrator, an Eligible Employee may become a Participant in this Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.

(b) Each such subscription agreement shall designate a whole number percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible

Employee on each payday during the Offering Period as payroll deductions under this Plan. Such payroll deductions may not be less than the minimum amount specified by the Administrator in the applicable Offering Document (which shall be 1% in the absence of any such designation) and may not be greater than the maximum amount specified by the Administrator in the applicable Offering Document (which shall be 15% in the absence of any such designation). The payroll deductions made for each Participant shall be credited to an account for such Participant under this Plan and shall be deposited with the general funds of the Company.

(c) A Participant may decrease (but not increase) the percentage of Compensation designated in the Participant’s subscription agreement (to as low as zero), subject to the limits of this Section 5.2, at any time during an Offering Period; provided, however, that the Administrator may limit the number of times a Participant may decrease the Participant’s payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one decrease (but no increases) to the Participant’s payroll deduction elections during each Offering Period with respect to such Offering Period). Any such change of payroll deductions shall be effective with the first full payroll period following 10 business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). If a Participant decreases the Participant’s payroll deductions to zero, such Participant’s cumulative payroll deductions prior to such decrease shall remain in the Participant’s account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless the Participant withdraws from participation in this Plan pursuant to Article VII.

(d) Except as otherwise set forth in Section 5.8 or in an Offering Document, or as determined by the Administrator, a Participant may participate in this Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period. Notwithstanding any other provisions of this Plan to the contrary, in non-U.S. jurisdictions where participation in this Plan through payroll deductions is prohibited, the Administrator may provide that an Eligible Employee may elect to participate through contributions to the Participant’s account under this Plan in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the Section 423 Component, any such alternative method of contribution must comply with the requirements of Section 423 of the Code.

5.3 Payroll Deductions. Except as otherwise set forth in Section 5.8 or in an Offering Document, or as determined by the Administrator, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VII or suspended by the Participant or the Administrator as provided in Sections 5.2 and 5.6, respectively.

5.4 Effect of Enrollment. A Participant’s completion of a subscription agreement will automatically enroll such Participant in this Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under this Plan as provided in Article VII or otherwise becomes ineligible to participate in this Plan.

5.5 Limitation on Purchase of Common Stock. An Eligible Employee may be granted rights under the Section 423 Component of this Plan only if such rights, together with any other rights granted to such Eligible Employee under any “employee stock purchase plans” of the Company, any Parent, or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

5.6 Suspension of Payroll Deductions. Notwithstanding the foregoing, with respect to the Section 423 Component, to the extent necessary to comply with Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant, without interest, in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

5.7 Foreign Employees. To facilitate participation in this Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. With respect to the Section 423 Component, such special terms may not be more favorable than the terms of rights granted under this Plan to Eligible Employees who are residents of the United States, and must satisfy the requirements for rights to purchase Shares granted pursuant to an “employee stock purchase plan” that are set forth under Section 423 of the Code. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. Notwithstanding the foregoing, no such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company. Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures, with respect to Participants who are foreign nationals or employed in non-U.S. jurisdictions, regarding the exclusion of particular Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, and/or establishment of bank or trust accounts to hold payroll deductions or contributions.

5.8 Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulations § 1.421-1(h)(2) under the Code, a Participant may continue participation in this Plan by making cash payments to the Company on the Participant’s normal payday equal to the Participant’s authorized payroll deduction.

ARTICLE VI.

GRANT AND EXERCISE OF RIGHTS

6.1 Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period pursuant to the terms of the Plan shall be granted a right to purchase, subject to the maximum number of Shares specified under Section 4.2 and the limits in Section 5.5, on each Purchase Date during such Offering Period (at the applicable Purchase Price), a number of whole Shares determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). Such right shall expire on the earliest of: (i) the last Purchase Date of the Offering Period, (ii) the last day of the Offering Period, and (iii) the date on which the Participant withdraws from participation in the Plan in accordance with Section 7.1 or 7.3.

6.2 Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares pursuant to Section 6.1, up to the maximum number of Shares permitted pursuant to the terms of this Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under this Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be carried forward and applied toward the purchase of whole Shares for the immediately subsequent Offering Period. Shares issued pursuant to this Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.

6.3 Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under this Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under this Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Shares are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under this Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant, without interest, in one lump sum in cash as soon as reasonably practicable after the Purchase Date or such earlier date as determined by the Administrator.

6.4 Withholding. At the time a Participant’s rights under this Plan are exercised, in whole or in part, or at the time some or all of the Shares issued under this Plan are disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including, without limitation, any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.

6.5 Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under this Plan prior to fulfillment of all of the following conditions:

(a) The admission of such Shares to listing on all stock exchanges, if any, on which the Common Stock is then listed;

(b) The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

(e) The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

ARTICLE VII.

WITHDRAWAL; CESSATION OF ELIGIBILITY

7.1 Withdrawal. A Participant may withdraw during an Offering Period all, but not less than all, of the payroll deductions credited to the Participant’s account and not yet used to exercise the Participant’s rights under this Plan by delivering written notice to the Company in a form acceptable to the Company and at such time prior to the Purchase Date for such Offering Period as may be established by the Administrator in the applicable Offering Document (and in the absence of any specific designation by the Administrator, no later than two weeks prior to the Purchase Date for such Offering Period). All of the Participant’s payroll deductions credited to the Participant’s account during such Offering Period not yet used to exercise the Participant’s rights under this Plan shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal, without interest, and such Participant’s rights for such Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the immediately subsequent Offering Period unless the Participant timely delivers to the Company a new subscription agreement pursuant to Section 5.2.

7.2 Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon a Participant’s eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary, or in any subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

7.3 Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, such Participant shall be deemed to have elected to withdraw from this Plan pursuant to this Article VII, and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid, without interest, to such Participant or, in the case of the Participant’s death, to the person or persons entitled thereto under Section 12.4, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated. If a Participant transfers employment from the Company or any Designated Subsidiary participating in the Section 423 Component to any Designated Subsidiary participating in the Non-Section 423 Component, such transfer shall not be treated as a termination of employment, but the Participant shall immediately cease to participate in the Section 423 Component; any contributions made for the Offering Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such Participant shall immediately join the then-current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for the Participant’s participation in the Section 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from any Designated Subsidiary participating in the Non-Section 423 Component to the Company or any Designated Subsidiary participating in the Section 423 Component shall not be treated as terminating the Participant’s employment and shall remain a Participant in the Non-Section 423 Component until the earlier of (a) the end of the current Offering Period under the Non-Section 423 Component and (b) the Enrollment Date of the first Offering Period in which the Participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between entities participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.

ARTICLE VIII.

ADJUSTMENTS UPON CHANGES IN STOCK

8.1 Changes in Capitalization. Subject to Section 8.3, if the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under this Plan or with respect to any outstanding purchase rights under this Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under this Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established pursuant to Section 4.2 (as may be modified by the Offering Document) on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.

8.2 Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan or with respect to any right under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(a) To provide for either (i) the termination of any outstanding right to purchase Shares granted under this Plan in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

(b) To provide that the outstanding rights to purchase Shares granted under this Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(c) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights to purchase Shares granted under this Plan and/or in the terms and conditions of outstanding rights and rights that may be granted under this Plan in the future;

(d) To provide that Participants’ accumulated payroll deductions may be used to purchase Shares prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion, and the Participants’ rights under the ongoing Offering Period(s) shall be terminated as of such prior purchase date; and/or

(e) To provide that all outstanding rights to purchase Shares granted under this Plan shall terminate without being exercised.

8.3 No Adjustment Under Certain Circumstances. No adjustment or action described in this Article VIII or in any other provision of this Plan shall be authorized to the extent that such adjustment or action would cause the Section 423 Component of this Plan to fail to satisfy the requirements of Section 423 of the Code.

8.4 No Other Rights. Except as expressly provided in this Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in this Plan or pursuant to action of the Administrator under this Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under this Plan or the Purchase Price with respect to any outstanding rights.

ARTICLE IX.

AMENDMENT, MODIFICATION, AND TERMINATION

9.1 Amendment, Modification, and Termination. The Administrator may amend, suspend, or terminate this Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend this Plan to: (a) increase the aggregate number, or change the type, of Shares that may be sold pursuant to rights granted under this Plan under Section 3.1 (other than an adjustment as provided by Article VIII); or (b) change this Plan in any manner that would be considered the adoption of a new plan within the meaning of Treasury Regulations § 1.423-2(c)(4).

9.2 Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, subject to Section 9.1 and, solely with respect to the Section 423 Component of this Plan, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change or terminate the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with this Plan.

9.3 Actions In the Event of Unfavorable Financial Accounting Consequences. If the Administrator determines that the ongoing operation of this Plan may result in unfavorable financial accounting consequences, the Administrator may, in its sole discretion and, to the extent necessary or desirable, modify or amend this Plan to reduce or eliminate such accounting consequence including, but not limited to:

(a) altering the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price;

(b) shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and

(c) allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

9.4 Termination of Plan. Upon termination of this Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination, without any interest thereon. Additionally, the Administrator may, in its discretion, shorten the current Offering Period such that the Purchase Date for such Offering Period occurs prior to the termination of the Plan.

ARTICLE X.

TERM OF PLAN

This Plan shall be effective on the Effective Date, subject to approval of this Plan by the stockholders of the Company within 12 months before or after the Effective Date. No rights may be granted under this Plan prior to stockholder approval of this Plan. No rights may be granted under this Plan during any period of suspension of this Plan or after termination of this Plan. No rights may be granted under this Plan at any time following the 10th anniversary of the Effective Date.

ARTICLE XI.

ADMINISTRATION

11.1 Administrator. Unless otherwise determined by the Board, the Administrator of this Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of this Plan) (such committee, the “Committee”). The Board may at any time vest in the Board any authority or duties for administration of this Plan. The Administrator may delegate administrative tasks under this Plan to the services of a brokerage firm, bank, or other financial institution or Employees to assist in the administration of this Plan, including establishing and maintaining an individual securities account under this Plan for each Participant.

11.2 Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of this Plan:

(a) To determine when and how rights to purchase Shares shall be granted and the provisions of each offering of such rights (which need not be identical);

(b) To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company and which such designation shall specify whether the participation is in the Section 423 Component or the Non-Section 423 Component;

(c) To impose a mandatory holding period pursuant to which Employees may not dispose of or transfer Shares purchased under this Plan for a period of time determined by the Administrator in its discretion;

(d) To construe and interpret this Plan and any rights granted under it, and to establish, amend, and revoke rules and regulations for its administration, and the Administrator, in the exercise of this power, may correct any defect, omission, or inconsistency in this Plan or any Offering in a manner and to the extent it shall deem necessary or expedient to administer the Plan, subject to Section 423 of the Code for the Section 423 Component;

(e) To amend, suspend, or terminate this Plan as provided in Article IX; and

(f) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Designated Subsidiaries and to carry out the intent that the Section 423 Component of this Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

11.3 Decisions Binding. The Administrator’s interpretation of this Plan, any rights granted pursuant to this Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to this Plan are final, binding, and conclusive on all parties.

ARTICLE XII.

MISCELLANEOUS

12.1 Restriction upon Assignment. A right granted under this Plan shall not be transferable other than by will or the Applicable Laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12.4, a right under this Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in this Plan, the Participant’s rights under this Plan, or any rights thereunder.

12.2 Rights as a Stockholder. With respect to Shares subject to a right granted under this Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or the Participant’s nominee following exercise of the Participant’s rights under this Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.

12.3 Interest. No interest shall accrue on the payroll deductions or contributions of a Participant under this Plan.

12.4 Designation of Beneficiary.

(a) A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under this Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under this Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as the Participant’s beneficiary shall not be effective without the prior written consent of the Participant’s spouse.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.5 Notices. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.6 Equal Rights and Privileges. Subject to Section 5.7, all Eligible Employees will have equal rights and privileges under the Section 423 Component of this Plan so that the Section 423 Component of this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Subject to Section 5.7, any provision of the Section 423 Component of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code. Eligible Employees participating in the Non-Section 423 Component need not have the same rights and privileges as other Eligible Employees participating in the Non-Section 423 Component or as Eligible Employees participating in the Section 423 Component.

12.7 Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.8 Reports. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased, and the remaining cash balance, if any.

12.9 No Employment Rights. Nothing in this Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to employment with (or to remain in the employ of) the Company or any Parent or Subsidiary thereof or affect the right of the Company or any Parent or Subsidiary thereof to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

12.10. Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

12.11 Sections 409A and 457A. The Section 423 Component of the Plan and the rights to purchase Shares granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A and Section 457A. Neither the Non-Section 423 Component nor any rights to purchase Shares granted pursuant to an Offering thereunder are intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A or Section 457A. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Shares granted under the Plan may be or become subject to Section 409A or Section 457A or that any provision of the Plan may cause a right to purchase Shares granted under the Plan to be or become subject to Section 409A or Section 457A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A or Section 457A (as applicable), either through compliance with the requirements of Section 409A or Section 457A (as applicable) or with an available exemption therefrom.

12.12 Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Section 423 Component of this Plan if such disposition or transfer is made: (a) within two years following the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

12.13 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws.

12.14 Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period to be a valid election.

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KESTRA MEDICAL TECHNOLOGIES, LTD. 3933 LAKE WASHINGTON BLVD NE, SUITE 200 KIRKLAND, WASHINGTON 98033

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/KMTS2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 2, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77063-P35991       KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KESTRA MEDICAL TECHNOLOGIES, LTD.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:

1.	The election of Conor Hanley and Elizabeth Kwo to serve as Class I directors until the Company's 2028 annual meeting of shareholders and until their successors are duly elected and qualified.
		For	Against	Abstain

	1a. Conor Hanley	☐	☐	☐

	1b. Elizabeth Kwo	☐	☐	☐
					For	Against	Abstain

2.	The ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered accounting firm for the fiscal year ending April 30, 2026.				☐	☐	☐

3.	The approval of the Kestra Medical Technologies, Ltd. 2025 Employee Stock Purchase Plan.				☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of the 2025 Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K

are available at www.proxyvote.com.

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V77064-P35991

KESTRA MEDICAL TECHNOLOGIES, LTD.

ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 3, 2025 11:30 a.m. Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brian Webster and Traci S. Umberger, or either of them, as proxies, each with the power to act without the other and with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Shares of KESTRA MEDICAL TECHNOLOGIES, LTD. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at September 3, 2025, on 11:30 a.m. Eastern Time, at www.virtualshareholdermeeting.com/KMTS2025, and any adjournment or postponement thereof, with all the powers which the undersigned would possess if present at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side